UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

1ST NET TECHNOLOGIES, INC.

(Name of Registrant as specified in its charter)

1869 W. Littleton Boulevard Littleton, Colorado 80120

Colorado

(State of incorporation)

33-0756798

(IRS Employer Identification #)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

[ X ]		Filed by the Registrant
[	]	Filed by a Party other than the Registrant

[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]		Definitive Proxy Statement
[	]	Definitive Additional Materials
[	]	Soliciting Material Pursuant to Rule 14a-12

[	]	No fee required
[	]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
Title of each class of securities to which transaction applies:	Common

Aggregate amount:	36,050,000

Proposed price per unit:	$0.1575

Proposed maximum aggregate value:	$5,677,875

Total fee paid:	$668.29

[ X ]		Fee previously paid with preliminary materials.
[	]	Part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and the filing for which the offsetting fee was paid previously is identified. Identification of the previous filing is by registration statement number, or the form or schedule and the date of its filing.
Amount Previously Paid:
Form, Schedule or Registration Statement No.:
Filing Party:
Date Filed:

1ST NET TECHNOLOGIES, INC. 1869 W. Littleton Boulevard Littleton, Colorado 80120
___________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON March XX, 2005

___________________________

TO OUR SHAREHOLDERS:

Notice is hereby given that an Annual Meeting of Shareholders (the “Meeting”) of 1st Net Technologies, Inc. will be held at the Company’s principal executive offices, 1869 W. Littleton Boulevard, Littleton, Colorado 80120, on March XX, 2005 at 10:00 a.m., local time, for the purpose set forth in this Notice. A Proxy Card and a Proxy Statement for the meeting are enclosed.

Explanatory note: This notice replaces the notice previously sent to you on or about January 21, 2005. This is necessary to provide revised proxy materials to you in a timely manner prior to the Meeting.

The Meeting is for the purpose of considering and acting upon:

1.	Amending the Bylaws and or Articles of Incorporation to increase the number of board positions to five (5).
2.	The election of five (5) directors to our Board of Directors, to serve until resignation or removal from office, or until respective successor(s) are elected and qualified;
3.	Approval of the reorganization of VOS Systems, Inc., a California corporation, with 1st Net Technologies, Inc., a public Colorado corporation; Approval of Proposal #5, #6 and #7 are required to complete the reorganization

4.	Amending the Articles of Incorporation changing the company name to VOS Systems, Inc. or similar subject to availability and approval of the Colorado secretary of state.
5.	Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million (90,000,000)
6.	Approval of the required share issuances to complete the share exchange pursuant to the plan of reorganization with VOS systems, Inc.
7.	Approval of the distribution of a company asset to the company Chairman and President, Mr. Jim Watson.
8.	Approval to change the fiscal year of 1st Net Technologies, Inc. to end on September 30 of each year.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record as of the close of business on February XX, 2005 are entitled to notice of and to vote at the Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully. You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the meeting in person.

By Order of the Board of Directors
James H. Watson, Jr.
President and Chief Executive Officer
Littleton, Colorado
February XX, 2005

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON March XX, 2005

INTRODUCTORY STATEMENT

This Proxy Statement and accompanying Proxy are furnished in connection with a solicitation of Proxies by the Board of 1st Net Technologies, Inc. (the "Company) for use at the Annual Meeting of Shareholders of the Company, to be held at:

     1st NET TECHNOLOGIES, INC. 1869 W. Littleton Boulevard Littleton, Colorado 80120 on March XX, 2005, at 10:00 a.m., local time,

for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. References in this document to "us",”our”, "we" or "the Company" refer to 1st Net Technologies, Inc. and its predecessor.

Explanatory note: These revised proxy materials replace in the entirety the proxy materials previously sent to you on or about January 21, 2005. Please discard all prior materials and reference these revised materials only.

Shareholders of record at the close of business on February XX, 2005 will be entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or telegram directed to the Company. Any such revocation must show the shareholder's name and must be received prior to the commencement of the meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given. Proxy materials will be mailed to shareholders of record on or about February XX, 2005.

Shareholder of Record: Shares Registered in Your Name

If on February XX, 2005 your shares were registered in your name with 1st Net Technologies, Inc.’s transfer agent, then you are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you intend to attend the meeting, you are encouraged to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on February XX, 2005 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process potentially means extra convenience for shareholders and cost savings for companies. Shareholders sharing a same address may either contact the Company by written request, or contact their broker, as applicable; to request single or multiple proxy statement and annual report delivery, as may be desired.

Cost of Solicitation of Proxies

The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors and officers may solicit Proxies personally or by telegraph or telephone, without additional compensation.

VOTING AND RELATED MATTERS

Quorum Requirement

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the voting power of the outstanding shares are represented by shareholders present at the meeting or by proxy. On the record date, there were 6,395,357 shares of common stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if a valid proxy vote is submitted or you vote at the meeting. Abstentions and non-votes will be counted towards the quorum.

Proposal Approval Requirements

Shareholders may vote “For” each nominee for director or abstain from voting for any nominee. For each of the other matters, shareholders may vote “For” or “Against” or abstain from voting.

Proposal One – Increasing the Board of Directors

The amendment must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Proposal Two – Election of Directors

Each nominee must be approved by receiving the highest number of affirmative votes of shares present and entitled to vote at the meeting.

Proposal Three – Approval of the reorganization of VOS Systems, Inc. into 1st Net Technologies, Inc.

Approval of the reorganization by and between VOS Systems, Inc. and 1st Net Technologies, Inc., including the required share issuances, requires an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting. Approval of Proposals #5, #6 and #7 are required to complete the reorganization.

Proposal Four – Name Change to VOS Systems, Inc.

Amending the Articles of Incorporation changing the company name to VOS Systems, Inc or similar subject to availability and approval of the Colorado secretary of state must be approved by an affirmative vote of a majority of the outstanding and issued entitled to vote at the meeting.

Proposal Five – Increasing the Common Shares

Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million (90,000,000) must be approved by an affirmative vote of a majority of the outstanding and issued entitled to vote at the meeting.

Proposal Six – Approval of Share Exchange Issuances

Approval of the required share issuances to complete the share exchange pursuant to the plan of reorganization with VOS Systems, Inc. must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Proposal Seven – Approval of distribution of an asset

Approval of the distribution of an asset to the company Chairman and president Mr. Jim Watson pursuant to the plan of reorganization with VOS Systems, Inc. must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Proposal Eight – Approval to change the fiscal year to end on September 30.

Approval to change the fiscal year of 1st Net Technologies, Inc. to end on September 30 of each year must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

Vote Counting

Votes will be counted by the inspector appointed for the meeting, who will separately count “For”, “Against”, abstentions and non-votes. Abstentions and non-votes will not be counted towards the vote total for any proposal except Proposal Two, which will have the same effect as an “Against” vote.

Voting Results

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in the Company’s next periodic report on Form 10KSB or 10-QSB subsequent to the meeting.

ACTION TO BE TAKEN UNDER THE PROXY

Proxies in the accompanying form that are properly executed and returned will be voted at the Annual Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter:

(1) “FOR” Amending the Bylaws and or Articles of Incorporation to increase the number of board positions to five (5);
(2) “FOR” the election of each of the five (5) persons named in this Proxy Statement as Management's nominees for election to our Board of Directors;
(3) "FOR" approval of the reorganization by and between VOS Systems, Inc. and 1st Net Technologies, Inc.;
(4) “FOR” Amending the Articles of Incorporation changing the name of the company to VOS Systems, Inc. or similar;
(5) “FOR” Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million
(90,000,000);
(6) "FOR" Approval of the required share issuances to complete the share exchange pursuant to the plan of reorganization with
VOS systems, Inc.
(7) "FOR" Approval of the distribution of a company asset to the company Chairman and President, Mr. Jim Watson.
(8) "FOR" Approval to change the fiscal year of 1st Net Technologies, Inc. to end on September 30 of each year.

RELATED MATERIALS

The Company’s Annual Report on Form 10-KSB for the fiscal year ending December 31, 2003 and Quarterly Report on Form 10-QSB for the period ended September 30, 2004 have been provided concurrently with the mailing of these proxy materials. That report and other periodic reports are available online at www.sec.gov through the Securities and Exchange Commission EDGAR database. Any shareholder who is unable to retrieve a copy of such Annual Report or other periodic report may obtain a copy by writing to us. The Annual Report and Quarterly Report is to be treated as part of the proxy solicitation material as incorporated by reference in the manner and to the extent specifically permitted pursuant to Section 14(a) of the Securities and Exchange Act of 1934. These materials are identified on the last page of this proxy statement.

SHAREHOLDER PROPOSALS

According to Rule l4a-8 under the Securities Exchange Act of 1934, a shareholder may require that certain proposals suggested by shareholders be voted on at a shareholders meeting. Information concerning such proposals must be submitted to us for inclusion in our proxy statement. Such proposals for inclusion in our proxy materials relating to our next Annual Meeting must be received by us not later than December 31, 2005.

NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, we intend that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

PROPOSAL ONE

AMENDING THE BYLAWS AND OR ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF

BOARD POSITIONS TO FIVE (5)

Management requests shareholder approval of Amending the Bylaws and or Articles of Incorporation to increase the number of board positions to five (5). This action is sought for the purpose of expanding the board to a size more suitable for a public entity and to comply with the terms of the reorganization with VOS Systems, Inc. as discussed in proposal three. In the event this proposal is not approved the three individuals receiving the most votes “FOR” their election will be elected to the board. In the event that more than three nominees tie for the most votes the positions will be filled by a chance method to be determined by the current board.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the increase of the number of board positions two five, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the increase. Our Management recommends that shareholders vote “FOR” the increase in the number of board positions to five.

The amendment must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting

PROPOSAL TWO

ELECTION OF DIRECTORS

1st Net Technologies, Inc.’s Board of Directors currently consists of three directors of which one place is vacant. There are five nominees for director this year and the nominees serve as directors of VOS Systems, Inc. which is the company that approval of reorganization is sought in Proposal Three Each director to be elected will hold office until the next annual meeting of shareholders and until his successor is elected, or until the director’s death, resignation or removal.

The nominees for the Board of Directors are as follows:

Allan J. Ligi, age 45, President, Chief Executive Officer and a Director of VOS Systems, Inc.

Allan J. Ligi, co-founder of VOS Systems, in charge of marketing, management, and finance. Mr. Ligi has significant technology-related management experience having previously managed at Rockwell’s Rocketdyne Plant in Canoga Park, California. He was directly involved in the SSME (Space Shuttle Main Engine) manufacturing sector. Mr. Ligi holds a Bachelor of Science Degree in Business Administration with advanced studies in marketing and engineering. He is a graduate of numerous business training programs in management, sales, and marketing.

Mr. Ligi has been involved in the daily operations of all aspects of VOS Systems, Inc. and responsible for strategic development, with major emphasis on directing the marketing, management, and financial efforts. These include coordinating efforts with sales and marketing teams in developing product image, facilitating placement and distribution, working with the accounting group in financial forecasting, raising capital, tracking use of company funds, and establishing and maintaining management controls on operations with regards to productivity and profitability.

Richard B. Matulich, age 45, Chief Operations Officer and a Director of VOS Systems, Inc.

Richard B. Matulich, co-founder of VOS Systems, in charge of product research and development, manufacturing, and quality control. Mr. Matulich has successfully developed, operated, and sold for profit various businesses since 1980. As Regional Manager with W.R. Grace Corporation, Mr. Matulich managed over 120 employees and was responsible for production, purchasing, sales, budgeting, and profitability. Mr. Matulich has strong financial and statistical experience ensuring accurate forecasting and utilization analysis, including thorough knowledge of spreadsheets and business modeling. Most recently, Mr. Matulich was an independent computer consultant specializing in network design and administration. He has proficient experience in system analysis, design, implementation, and problem solving and is familiar with a wide variety of computer hardware, operating systems, and languages (e.g., IBM mainframe JCL, DOS, OS/2, Windows 95, C, C++, assembler, HTML, dBase III Novell, and Windows NT). Moreover, Mr. Matulich has experience with communications systems design, programming, and support for asynchronous, binary synchronous, TCP/IP, Ethernet and token-ring LAN, and various nonstandard protocols. In addition to these skills, he has worked in Internet and World-Wide Web (WWW) design and implementation, including Common Gateway Interface (CGI) scripts.

     PROPOSAL TWO ELECTION OF DIRECTORS

(continuation)

Mr. Matulich has attended the University of California Davis where he was a graduate of several businesses, management, and manufacturing programs. He brings with him experience in offshore manufacturing and extensive computer hardware and software knowledge as well as a diverse component electronics background. Interfacing with development engineers, Mr. Matulich brings product conceptualization to actual product development. He continues has been instrumental in advancing and expanding the VOS product lines.

Mr. Matulich has overseen all aspects of the day-to-day operations of VOS Systems, Inc., with responsibility for all operational activities for product management and development including designs, engineering, implementation, and deployment. Also, coordinating overseas manufacturing, quality control systems, and delivery schedules as well as maintaining operational policies and inventory strategy. Specific responsibilities included staffing, project budget management, scheduling, status reporting, and risk management. Responsibilities in product development included strategy for product development (methodology and architectures), preliminary designs, alternative evaluations, detailed design, technology assessments, and the functional specifications of the products.

Dennis LaVorgna, age 54, Chief Financial Officer and a Director of VOS Systems, Inc.

Dennis LaVorgna, CPA, is the Company’s CFO and has been since the company’s inception. Mr. LaVorgna has been instrumental in setting up the financial operations of the Company and continues to be an integral part of the evolution of the company’s financial structure. Mr. LaVorgna graduated from Cleveland State University in 1974. After college he was employed by the international headquarters of Earnst & Earnst, CPA’s where he gained experience as an auditor with both publicly traded and start up companies. He moved to San Diego in 1984 where he was employed by Jassoy, Graff & Douglas, CPA’s where his experience was utilized to create the firm’s business evaluation and litigation support department until 1989. He then took a position as the CFO of Pathology Medical Labs from 1990 until 1995. Presently Mr. LaVorgna is the President of LaVorgna and Associates, a full service accounting firm in San Diego.

Donald A. Nunn, age 57, Corporate Secretary, Legal Counsel and a Director of VOS Systems, Inc.

Donald A. Nunn, co-founder has been involved since the inception of VOS Systems, Inc. and served as legal counsel and a Board Member. Mr. Nunn graduated from the University of California Santa Barbara in 1969. He received his law degree from the University of San Diego in 1972. Mr. Nunn has served as pro-tem judge with the San Diego Superior Court judicial system from 1977-1982. He was president of the Poway Chamber of Commerce in 1987-1988.

Mr. Nunn has been responsible for the management and direction of all legal matters for VOS Systems Inc. Responsibilities including legal drafts, negotiations, and distribution of legal materials, development and maintenance of transactions involving all aspects of VOS Systems technology development, operations and services, management of intellectual property protection and prosecution of patents, trademarks, copyrights and trade secrets. Advisement and resolution of other general counsel type issues as needed

Arnold C. Ligi, age 72, service as a Director of VOS Systems, Inc.

Arnold C. Ligi has been a Director of VOS Systems, Inc. since its incorporation in November 1999. Mr. Ligi has served as an advisor and financial supporter to the Company since its inception in 1995. Mr. Ligi is a successful business entrepreneur, who has owned several businesses in the building and construction industry. He has over 40 years experience in the building trades having run several large general contracting companies from 1966-1990. In 1990 Mr. Ligi entered into the trade educational system by providing his expertise in Governmental Supported Programs for Youth Groups (JOB CORE). He held his tenure at the Job Core Program until 1996.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the election of the persons listed above, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the electing of such certain Director to office. Our Board of Directors does not contemplate that any nominee will be unable to serve as a Director for any reason, but if that should occur prior to the meeting, the Board of Directors reserves the right to substitute another person(s) of their choice as nominee(s). Each nominee must be approved by receiving the highest number of affirmative votes of the shares present and entitled to vote at the Annual Meeting of Shareholders. Our Management recommends that shareholders vote “FOR” the election of the nominees.

PROPOSAL THREE

APPROVAL OF THE REORGANIZATION OF VOS SYSTEMS, INC. AND 1ST TECHNOLOGIES, INC.

Management requests shareholder approval of the reorganization by and between 1st Net Technologies, Inc., a public Colorado corporation, and VOS Systems, Inc., a private California corporation. Upon completion of the reorganization agreement, 1st Net Technologies, Inc. will acquire 100% ownership of VOS Systems, Inc. The shareholders of VOS Systems, Inc. will be required to exchange each of their common shared for three common shares of 1st Net Technologies, Inc.

Information about 1st Net Technologies, Inc.

1st Net Technologies, Inc. had, prior to August 2001, primarily been in the Internet commerce and services business since its inception in 1997. The company’s principal business operations had been in the State of California. In August 2001, 1st Net Technologies Board of Directors decided to suspend its California operations and, subsequently, moved the company’s headquarters to Colorado, its original state of incorporation. With the closing of its California operations, 1st Net Technologies maintained no business operations, other then to manage its remaining assets and liabilities. Since August 2001, 1st Net Technologies, Inc. has been a “shell” company in search of a reorganization candidate.

See the information incorporated by reference from the latest Annual Report on Form 10-KSB and the latest Quarterly Report on Form 10-QSB as identified on the last page of these proxy materials

Information about VOS Systems, Inc.

VOS Systems, Inc.(VOS), commenced doing business as VOS Systems on November 1, 1995 On March 6, 1996, VOS filed with the California Secretary of State Limited Liability Company Articles of Organization. In November 1999, VOS merged into VOS Systems Inc., a California C-Corporation The principal place of business is located at 13000 Danielson Street, Suite J, in Poway, California. This location is approximately 4800 sq. ft. of which 2000 sq. ft. is warehousing space and the remainder is equally divided into administrative offices and software/hardware development labs. The telephone number for VOS is (858) 679-8027 and the Internet address is www.vossystems.com.

VOS is an acronym for Voice Operated Switching. VOS Systems, Inc. is a technology company involved in the design, development, manufacturing, and marketing of consumer electronic products, platforms and services designed to give people voice command over their living environments.

The core business of VOS Systems Inc. is based on its patented application of embedded processor speech recognition as it applies to use in a variety of products. VOS develops these embedded processor speech recognition applications for use in their own products for other manufacturers to enhance the features of their products. The Company’s first approved patent #6,188,986 B1 "Voice Activated Switch Method and Apparatus" covers the use of embedded processor speech recognition in a device that produces control signals in response to voice commands. The device acts as a control interface between utility power and connected electrical devices by connecting, controlling or disconnecting power to the electrical devices based on voice commands. The second Patent is a continuation on the first, with the Patent Number US 6324514B2. This second patent serves to enhance and broaden the claims of the first Patent.

In addition to the Patents, VOS own several trade names and one trademark. The registered trade names include VOS Systems™, Your Voice Turns Me On™, Light Genie™ and Intelavoice™. Our registered trademark is the VOS MAN.

VOS made their first major marketing attempts in 2003 when they introduced the IntelaVoice™ Voice Operated Christmas Tree Light Controller on the QVC cable shopping network. Beginning in July with QVC’s “Christmas in July” special, we presented the Christmas Tree Light Controller five times; the product sold out four out of those five appearances.

VOS currently derives revenues from product sales of the IntelaVoice™ Product Line as well as ancillary products brought into the product mix to enhance their presence in the marketplace.VOS also generates revenue from engineering services which focus on integration of the patented voice controlled switching technologies into existing or newly conceived products for other manufacturers.

Market Analysis & Trends

Following decades of unfulfilled promise, speech recognition technology is finally seen as coming of age, moving beyond directory assistance and primitive dictation products. Voice activation hardware is now smaller and less expensive, and is seen as a viable interface technology for lighting, small appliances, telephony and automobile applications.

The consumer electronics market accounted for over $100 billion of sales in the U.S. for 2003 according to the Consumer Electronics Manufacturers Association (C.E.M.A.). Nearly 16 cents of every dollar consumers spent on durable goods was spent on consumer electronics.

The primary markets for voice-activated switches are lighting and small appliance control in the home and office. A report submitted to The Consortium for Energy Efficiency by Opinion Dynamics Corporation indicated that there are approximately 165 million lighting fixtures and 15 to 19 million ceiling fans sold annually in United States. (Source: http://www.cee1.org/resid/re-lt/fixtureassessment.pdf)

Although the consumer electronics industry captured mainstream America decades ago, speech-recognition technology should still be considered in its infancy. The larger companies in this area – IBM, Nuance Communications, and ScanSoft (formerly Speechworks International) – have developed PC-oriented products capable of voice control and have moved these products into the mainstream, with retail sales rivaling or surpassing non-voice-control products of the same variety. These successes have generated huge competition, but have also opened up new markets for companies, such as VOS, able to deliver relevant products at affordable price points for the average consumer.

The emphasis on speech recognition as it relates to non-PC electronics, however, has only just begun to capture the imaginations of companies seeking to find a “fresh” approach to an old concept. Previously cost-prohibitive for the average consumer, more and more companies are realizing that speech-recognition technology will become the electronics “flagship” during the early years of this millennium. For example, cellular telephone manufacturers such as Kyocera, Motorola and Nokia, to name but a few, have added voice dialing capabilities to their handsets, continuing the trend of increasing relevance for voice control technology in consumer markets.

In fact, the number of independent companies in the non-PC arena is increasing proportionately, and the companies that survive will be those with the critical competitive edge.

After years of research and development, VOS has gained valuable expertise in embedded processor applications and with its patented switching technology can dramatically increase its chances for longevity, profitability and success. It is clear that the world of technology is struggling to achieve a better user experience with less frustration. However, what has been developed to date to accomplish this goal is, for the most part, dependent on the hardware and software of a computer. Unfortunately, the average consumer may or may not have access to a computer terminal; thus, software-driven voice-command products and services are incongruous with this consumer’s lifestyle. Moreover, this same consumer does not necessarily need the services of stock quotes or web browsing or airline purchases. He/she simply wants a more convenient, practical way of turning the lights on or adjusting the climate control of their living room.

VOS has addressed the challenges of the average consumer by focusing on non-PC electronic products that are controlled by this consumer without the need for a PC as an intermediary. Recent technological advancements in speech-recognition hardware and imbedded processor technologies have allowed for the emergence and viability of a new market segment for voice-controlled products within the consumer electronics market. VOS see the ability to provide affordable, reliable voice-operated consumer electronic products in the non-PC market as a significant opportunity.

Consumers with special needs, such as the physically challenged and the elderly, make up a particularly attractive market segment. Individuals with limited hand use or mobility issues face a wide variety of functional limitations. Arthritis sufferers are but one subset of potential customers for VOS. The Center for Disease Control (CDC) indicates that “arthritis and chronic joint symptoms affect nearly 70 million Americans, or about one of every three adults, making it one of the most prevalent diseases in the United States. As the population ages, this number will increase dramatically.” (Source: Center for Disease Control, http://www.cdc.gov/nccdphp/arthritis/index.htm) Home and office automation products from VOS can greatly improve the quality of life for people who suffer from these types of disabilities.

According to the 2004 Report published by the National Task Force on Technology and Disability (NTFTD), “worldwide, there are an estimated 500 to 700 million people with disabilities and the market segment of Americans with disabilities is large and diverse. More than 50 million Americans — one in five people — have a disability. Socioeconomic trends such as aging have contributed to the growth of the population with disabilities. This group represents the largest minority subgroup in the U.S. It is estimated that 61 percent of people with disabilities are working-age adults, between 16 and 64 years old. Adults with disabilities — particularly those who work year-round, full-time — represent a sizable block of discretionary income. Indeed, one estimate is that the aggregate income for adults with disabilities is in excess of $1 trillion, of which more than $175 billion is discretionary.” (Source: NTFTD 2004 REPORT “Within Our Reach”, www.wid.org/publications/ Technology%20and%20Disability.doc)

Competition

Although the principal technology for VOS products is speech-recognition based, VOS engineers have also developed multimode products that incorporate various other control interfaces such as touch and infrared, which are commonplace in the industry today. Direct (same technology) competition is very limited for the IntelaVoice™ product line. Although other companies are currently working on various applications of speech-recognition technology and non-speech-based controls, VOS believes a substantial market opportunity for non-PC-driven, voice-operated consumer electronic products remains virtually untapped.

There are numerous companies specializing in speech-recognition software (e.g., IBM, Microsoft, AT&T, and OKI). Several other companies – Lutron, Leviton, and General Electric – specialize in power controllers with various base technologies. These technologies cover a wide range of applications, such as manual switches, motion detectors, infrared, microwave, timers, and sound- (noise-) activated switching (the Clapper). However, combining speech recognition (voice activation) and embedded-processor (non-PC based) technology to accomplish hands-free switching is unique and VOS believes they are the pioneer in this application.

On a much lower level, The Clapper ™ can be viewed as both a competitor and an indicator that the market is ready for IntelaVoice™ voice-operated control products. The Clapper™, as many people know, is an On/Off device that is activated by the sound of clapping hands (as well as a wide range of other commonly occurring sounds, which makes for a high incidence of “false positives”—the tendency of the device to react to unintended audio input). Although it continues to use dated technology, The Clapper™ consistently manages to sell over 1 million units annually and is still seen as an alternative to turning on a light manually. At a price point of $22.95 retail, this product generates an estimated $23 million in revenues while its technology and functionality are far inferior to those of the IntelaVoice™ products. Although technologically primitive in comparison to the VOS products, heavy advertising has created huge market awareness of the Clapper™ as an alternative to standard lighting controls. It is possible this market awareness will ultimately prove very beneficial to the IntelaVoice™ line.

Products

VOS has committed to developing an entire product line of voice activated power controllers. Lighting is the first platform on which VOS has chosen to demonstrate the flexibility and functionality of their patented voice control methodology, featuring such products as the IntelaVoice™ Christmas Tree Controller, Light Switch, Dimmer, Wall Switch/ Dimmer and the Tabletop Universal Lamp Controller. In addition, VOS has developed a Ceiling Fan Voice Controller and the VCO (Voice Controlled Wall Outlet), and is currently developing a Thermostat Voice Controller. VOS has also acquired products from outside sources that expand and enhance their product mix. These include, but are not limited to, an infrared wall switch with touch control, a video entry system and various other consumer products.

Lead Products to Date

Intelavoice™ Voice Operated Christmas Tree Light Controller

Turns your Christmas tree lights on and off just by saying the word "lights". Installation is as simple as plugging the unit into a standard outlet and then plugging the light strand into the IntelaVoice™ switch.

  Convenient—Makes it much easier to turn Christmas tree lights on and off; eliminates the need to crawl under the tree or reach behind furniture to plug-in/unplug.
  Inexpensive—Benefit of modern technology without costing an arm and a leg.
  Brings the family together—Fun and easy to use for young and old, lights are used every time someone is in a room.
  Spirit of the Season—lighting a tree and other lighted ornaments is a reminder of the season.
  Versatile—Can be utilized with other household lights and appliances year-round.
  Customizable—Programmable features allow any family member to personalize the product and the message.

Intelavoice™ Dimmer

The world's first voice automated lamp dimmer. Dims lamps with simple voice commands and features three levels of brightness. Installation is as simple as plugging it into a standard outlet and then plugging the item to be controlled into the IntelaVoice™ switch.

  Modern Luxury—Cutting-edge technology makes living/working spaces stylish and more functional.
  Intelligent—Creates Value by lamps/lights already in the home more valuable by adding functionality.
  Energy Efficient—Dimmer feature uses less electricity than normal wattage.
  Cost Effective—Pays for itself with savings from lower energy usage and extended light bulb life.
  Versatile—Can be utilized with other household lights and appliances (less than 200 watts).
  Customizable—Programmable features allow any user to personalize the product.
  Status—Unique and practical technology that will be in all homes and offices but is new enough that not everyone has it yet.

IntelaVoice™ Voice Operated Light Switch

VOS original product concept, this device is the first in a series of voice operated products with high quality speech recognition. The IntelaVoice™ switch was developed in response to customer demand for reliable and affordable voice automation. Key features include the convenience of lights on demand via hands free remote voice operation and increased safety associated with elimination of the need to search for a light switch in a dark room.

  Constant listening.
  Speaker independent operation, allowing it to work with anyone's voice.
  Preprogrammed vocabulary, no training required.
  High speed speech recognition and command response.

Tabletop Universal Lamp Controller

The latest product from VOS Systems, this stylish tabletop unit features voice activation, infrared remote and touch control. What’s more, the infrared remote control function interfaces with any standard television or stereo remote to make this product the height of convenience. Simply plug the cord from the Tabletop Universal Lamp Controller into a wall socket and then plug the lamp into the back of the Tabletop Universal Lamp Controller for instant, advanced and affordable home automation.

  Utilizes 3 innovative technologies simultaneously to operate and dim your favorite lamp.
  Voice control, touch control and infrared remote controls will operate this unit at any time.
  Works with any infrared remote control TV, Stereo, DVD and VCR. Just push any button to turn it on/off and dim your lamp.
  Convenient touch control operation for easy on/off and multiple levels of brightness with just a gentle touch.
  The newest speech recognition technology for hands free operation.
  Conserves energy and saves money.
  Extends bulb life substantially.

Video Entry System

The Video Entry System (VES) is an easy-to-use video intercom system for security conscious business people and homeowners. It is designed to reduce the anxiety that comes with not knowing who is at the door prior to opening it. The VES provides unmatched security for the home or office. When a visitor presses the outdoor call button, the video camera automatically transmits the image of the visitor to the indoor unit while a pleasant electronic chime signals that a visitor is at the door. The sharp CRT monitor gives a clear view outside the door, day or night. A two-way intercom enables clear, easy audio communications, or inconspicuous listening if desired.

Automatic Video Transmission
Easy Installation
Push-button simplicity
High-quality Video Image Resolution
“Auto Iris” camera exposure automatically adjusts to suit light conditions
Optional electronic door release function

Other Product Opportunities

We expect to also offer a wide array of non-voice command products as we expand our marketing channels and believe we will be able to successfully market and distribute a wide array of products.

Market Overview/ Sales Strategy

VOS is dedicated to advancing, both technologically and creatively, the product selections available using voice-recognition technology. VOS intends to be positioned as the unique supplier of the revolutionary ability to economically control household items by voice. The VOS team is dedicated to produce real-world solutions to simple, everyday needs based on the use of affordable speech recognition. VOS intends to effect changes in the way society approaches the living environment by adding a level of control and empowerment that has been not been available due to the restrictions of technology and overall cost constraints. VOS chose to enter into the lighting controller market first in order to establish a footprint for the technology and the IntelaVoice™ brand. Voice control is a challenging and rapidly evolving area among several varying industries, and the potential for innovation is significant.

VOS has been test marketing its products for the past 5 years. VOS now believes that performance and costing limitations that previously hindered our earlier efforts have been resolved. The ongoing research and development, both at VOS and with its chip provider Sensory Inc., is believed to have paid off. Technicians from both companies gained an enormous amount of expertise in the course of their respective research and development efforts. VOS believes they are now capable of providing an acceptable level of functionality while simultaneously achieving price points the markets will accept. The IntelaVoice™ product line is secure in its core design and is moving forward with additional product offerings. VOS intends to cover all major switching currently used and to create products that utilize the VOS Systems patented hardware circuit. The products in the IntelaVoice™ line currently are the plug in Voice Operated Christmas Tree Light Controller, Light Switch, Dimmer and the Wall Switch Dimmer w/touch control. Over time, VOS intends to introduce products to address all utility power sources with relevant VOS designs.

The primary sales channels to date for the IntelaVoice™ product line are shop-at-home cable television channel QVC, specialty catalogs such as Hammacher-Schlemmer and 7th Avenue, boutiques such as Brookstone and Sharper Image, and the “do it yourself “chains such as Home Depot, Lowes, and TrueValue hardware. Once VOS achieves increased product and brand awareness, consumer electronic specialty stores such as Circuit City and Best Buy, lighting stores such as Lamps Plus, the mass market consumer outlets such as Wal-Mart, Target, and K-Mart Stores and drug store chains such as Rite Aid and Walgreen’s may also become important distribution channels. Age-specific catalogs, such as Maturity Magazine and similar AARP circulations, as well as periodicals targeting the physically challenged may also be used both in product feature articles and product advertising. Products are currently available through True Value, Miles Kimble, Dynamic Living and Smart Home USA.

VOS intends to create and launch direct television (DRTV) marketing campaigns around products that generate strong interest and sell-through in demonstrations on cable shopping channels such as QVC as well as in other television venues. This strategy will allow VOS to market select products directly to consumers with the goal being to capture significantly higher gross margins than are typically available when distributing to retailers. Going forward, VOS intends to develop or acquire additional products that have the potential to generate significant sales via DRTV. The Company expects that existing relationships with various cable shopping channels will allow it economically qualify new products as strong DRTV candidates. In so doing, VOS looks to reduce the financial risk that typically accompanies a new DRTV marketing campaign. The sales potential of a respective product on television will be cost-effectively established prior to VOS making any significant investment of its own. This is the methodology that led to the emerging DRTV strategy for the VoiceLight™ Christmas Tree Light Controller, and one the Company believes can be extended across product categories. Another benefit of this approach to product development and marketing is that additional product diversification may ultimately reduce the overall business risk that VOS must manage.

VOS anticipates that our DRTV campaigns will consist of two phases, a test phase and an expansion phase. In the testing phase, VOS will commission the production of a broadcast quality television commercial, purchase a limited amount of television airtime, establish telemarketing, order fulfillment and customer service functions and air the commercial. VOS will only transition a DRTV campaign to the expansion phase after a successful test. Success in the context of a test will vary with each product or campaign but will generally relate to the generation of unit sales, revenues and other performance metrics that we deem to indicate significant profit potential. Should a test fail to satisfy the metrics we require to transition into the expansion phase, the campaign would be suspended and likely result in a loss to the company.

Significant additional funds will be required in order to transition any of our DRTV campaigns into the expansion phase. VOS intends to seek such funding from entities that specialize in financing DRTV campaigns. There is no assurance that VOS will be able to obtain such funding no matter how well a commercial tests in the initial phase; neither will there be any assurance that an expanded campaign will prove to be profitable for VOS if they are able to obtain funds from a media finance partner.

VOS continues to seek success in both upscale and mass merchandise channels by coordinating retail channel development with DRTV product launches. The objective is to leverage dollars that are already being invested in television media to drive additional business with retailers. Discussions with merchandising managers for specialty stores and mass merchandise channels alike indicate that the best advertising solution as far as retailers are concerned occurs when advertising is combined with product displays. Thus, point of purchase (POP) displays, both for countertop placement and floor placement at strategic locations within stores, will be very important and complementary promotional tools in the retail channel.

VOS will also continue to develop an original equipment manufacturer (OEM) channel as the IntelaVoice™ products gain wider acceptance. VOS believes that the convenience, ease, adaptability, and freedom of voice-controlled electronic products will spur the integration into and acceptance of our technology in everyday activities much as how computers, televisions, video games, built-in dishwashers, and HVAC have become basic comforts for people around the world. The logical extension of mainstreaming voice-activated products in the retail venue is to provide companion industries with these products on a mass scale. Current examples of the VOS’s work in this area include Hunter Fan, for whom VOS developed a voice activated control module for their ceiling fans, and Hearth Industries, makers of Heat-N-Glo™ gas fireplaces. Companies such as Intermatic™, who currently exhibit market dominance in lighting controllers and timers, are a strong fit for VOS products. Such OEMs may consider embedding the technology directly into other categories of small appliances, such as alarm clocks, thermostats, and coffee makers. Potential OEM clients would also include major switch manufacturers such as Leviton and Recton and retail giants such as the Radio Shack stores.

VOS seeks position the Company as the leader in application solutions that utilize embedded processor speech recognition to control various switching functions. VOS patents enable them to sell a packaged solution that can be customized for specific product applications. VOS’s experiences indicate that manufacturers prefer not to engineer in-house the voice component that VOS already has developed and patented. VOS believes this is an advantage for VOS. Not only can VOS supply the switching component to them but VOS can take care of all aspects of integration required to customize the technology for distinct product requirements. VOS’s relationship with the chip provider, Sensory Inc., is such that they consider VOS as an engineering arm for their customers’ product development. VOS performs rapid prototyping in-house and provides technology assistance that allows for custom programs to be placed on the chip for specific command formats. Thus, VOS is able to deliver complete solutions packages on a contract basis to meet specific customer needs. Revenues from these engineering contracts augment VOS’s other marketing activities.

Management’s Discussion and Plan of Operations for VOS

Overview

VOS Systems, Inc. (VOS) is receiving revenues from sales. Revenues received have been from a small number of products and services, and from a small customer base. Because the Company relies on a small portion of its product base and small customer base, any loss of demand for these products or the loss of any customer could cause a serious material adverse effect on the Company’s business, operations, and financial condition. Management realizes and is addressing the need to expand marketing to promote and gain acceptance of a broader range of the Company’s products and services, and to expand the customer base.

Company operations have been directed primarily toward raising capital, developing business strategies, research and development, establishing sources of supply and manufacturing facilities, acquiring operational assets, initial production, and personnel recruiting. The Company has been “test” marketing its products for the last five years. Today, the Company believes that previously determined performance and cost hindrances have been resolved; and, research and development has resulted in expanded technical expertise and improved product development.

The management of VOS Systems, Inc. believes the Company is now capable of providing desired levels of product functionality while achieving price points the market will accept. The Company intends to move forward with an expanded marketing effort to broaden its product, services, and customer base.

VOS Systems, Inc. has maintained operations from revenues, as well as equity and debt financing. From inception to 2004, funds were advanced from a major stockholder to finance operations and VOS continues to rely on these advances to continue operations. There are no agreements, assurances or commitments for any continued provision of advances to fund operations. Efforts to expand marketing, as well as product and service offerings will require a commitment of substantial funds. VOS believes that revenues from sales will likely not be sufficient to maintain operations for the next year at the current level of operation, additional capital will have to be raised through equity or debt financing for the necessary expansion of Company activities.

Financial Condition and Results of Operations

For the fiscal year ending September 30, 2004 the Company experience a net loss of $468,103; operational loss for this period was $462,646; and was comprised of operating costs of $547,789 offset by a gross profit of $85,143. For the prior fiscal year 2003 the Company experienced a net loss of $169,198; operational loss for this period was $101,646; comprised of operating costs of $568,489 offset by a gross profit of $466,843. Notably, approximately 75% of revenues for fiscal year 2003 were received from one customer.

For the twelve month period ended September 30, 2004 the Company experienced a reduction in sales of approximately 50%; or $300,771, as compared to the twelve month period ending September 30, 2003. The costs of revenues for each period were $247,272 and $218,918, respectively. The reduction in sales for these periods, as well as the costs of revenues, may be attributed to a limited customer base.

Significant Liabilities

The Company’s financial condition for the fiscal year ending September 30, 2004 is further shown through current liabilities in the form of loans payable totaling $318,700, and long-term liabilities in the form of a stockholder loan totaling $675,955.

The long-term liability results from a note generated for the amount of $725,000 plus interest at 7.75%, to be paid in monthly installments over a period of ten years. The note was generated effective October 29, 1999 with a major stockholder for the purpose of providing funds to finance the cost of operations. Due to the Company’s financial limitations the stockholder agreed not to accrue interest on the outstanding note effective October 1, 2001.

Liquidity and Capital Resources

During the fiscal year ending September 30, 2004 the Company’s cash position increased by $1,079. Cash used in operating activities was $391,687. Cash flow from financing activities for the period was $392,767.

For the fiscal year ending September 30, 2003 the Company’s cash position decreased by $24,854. A positive cash flow of $53,341 was achieved from operating activities. Cash used in investing activities was $3,095; and, cash used by financing activities was $75,100.

Market for Common Equity and Related Stockholder Matters

VOS Systems, Inc.’s Common shares are not listed on any national securities exchange, the NASDAQ Stock Market, or the

OTC Bulletin Board Exchange. The valuation of the common shares bears no relation to book value, assets, earnings, or any other objective criteria of value; and, has been arbitrarily determined by the management of VOS Systems, Inc.

VOS Systems, Inc. has never paid cash dividends. At present, the company does not anticipate paying any dividends on its common stock in the foreseeable future and intends to devote any earnings to the development of the company’s business.

Holders

As of September 30, 2004, VOS Systems, Inc. had 8,825,254 shares of common stock issued and outstanding and held by approximately 74 shareholders.

Equity Compensation Plan Information

The following table provides information as of September 30, 2004 regarding compensation plans (including individual compensation arrangements) under which equity securities are authorized for issuance:

Number of securities
	Number of securities		available for future
	to be issued	Weighted-average	issuance under equity
	upon exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	shown in first column)

Equity compensation plans
approved by shareholders(1)
Equity compensation plans	1,332,500	$2.65	0
not approved by shareholders
Total	1,332,500	$2.65	0

Changes In / Disagreements with Accountants on Accounting and Financial Disclosure

The Board of Directors of VOS Systems, Inc. approved the engagement of Armando C. Ibarra, Certified Public Accountants to provide services as independent accounts to the company. VOS Systems, Inc. had no prior auditing accounting firm

The new accounting firm was not consulted prior to engagement on any specific accounting matter either completed or proposed.

VOS Systems, Inc. has never had nor anticipates having, nor had during the two most recent fiscal years or any subsequent interim period preceding the date of change any disagreements with accountants on matters of accounting, financial disclosure, matter of accounting principles or practices, or auditing scope or procedure; nor has any principal accountant, currently or in past recent years, resigned or declined to stand for re-election.

The financial statements audited by the principal accountant for the past two years do not contain an adverse opinion or disclaimer of opinion or were modified as to uncertainty, audit scope or accounting principles.

Result of the Transaction with VOS Systems, Inc. if approved

Upon completion of the reorganization agreement by and between 1st Net Technologies, Inc. and VOS Systems, Inc., the strategic direction and business plans of VOS Systems, Inc. will be adopted. Such strategies and plans are expected to include new product development, the enhancement of existing technologies, and the definition of specific applications for such products and technologies, and the expansion of business-to-business (wholesale) applications.

Management is not aware of any required state or federal regulatory requirements that must be complied with or approvals obtained to complete this reorganization with VOS Systems, Inc.

Management has not obtained any appraisals or expert opinions related to this reorganization with VOS systems, Inc. Factors management has considered when evaluating the terms of the reorganization with VOS Systems, Inc. include but are not limited to: The lack of business activities, market activity, business prospects and the potential liabilities of 1st Net Technologies, Inc. Additionally, VOS Systems, Inc. has a qualified and active management team, intellectual property and potential for growth.

1st Net Technologies, Inc., VOS Systems, Inc. and their affiliates have had no prior contractual arrangements, relationships or engaged in other negotiations for the periods represented by the accompanying financial statements.

Terms of the Share Exchange

The Share Exchange in connection with the Agreement and Plan of Reorganization consists exclusively of newly issued shares of Common Stock, $.001 par value per share, of 1st Net Technologies, Inc. and shall be a maximum of 36,050,000 shares issued and exchanged on the basis of three (3) shares of 1st Net Technologies, Inc. common shares for each common share of VOS Systems, Inc. with fractional shares being rounded up to the next whole share.

These newly issued shares of 1st Net Technologies, Inc. will be allocated among the Stockholders of VOS Systems, Inc. in the proportion of their share ownership of the outstanding shares of VOS Systems, Inc. Common Stock. Upon completion of the share exchange with the current shareholders of VOS Systems, Inc. they would own approximately 85% of the outstanding common stock of 1st Net Technologies, Inc., resulting in a change in control. 1st Net Technologies, Inc. would own 100% of the outstanding common stock of VOS Systems, Inc. and hold VOS Systems, Inc., a California Corporation as a wholly owned subsidiary.

Change in Control of 1st Net Technologies

As of September 30, 2004, 1st net technologies had 6,395,357 shares of common stock outstanding. These shares are held by 203 shareholders of record with the Company’s transfer agent.

Currently, our CEO James H. Watson is the only beneficial holder of our outstanding stock through his control of 11.23% of 1st Net’s outstanding common stock. The remaining 88% of the outstanding common stock is held in small concentrations by many stockholders.

If the reorganization with VOS Systems, Inc. is approved, up to 36,050,000 additional common shares will be issued to the 74 individual shareholders of VOS. Upon this issuance the current shareholders of VOS Systems, Inc. would own approximately 85% of the outstanding common stock of 1st Net Technologies, Inc.

The officers and directors of VOS Systems as a group would control over 33% of that outstanding and a single beneficial owner would control an additional 15% of the outstanding stock. This changes the current ownership by concentrating control of nearly half of the outstanding common stock of the company with six individuals.

Current 1st Net Shareholders would hold a minority position and due to the wide distribution of shares among those shareholders would likely not have substantial ability to choose future management of 1st Net Technologies, Inc. with their current holdings.

Refer to tables under the section “Voting Securities, Principal Holders” of these proxy materials for the specific holdings that would occur in these individuals if this reorganization is approved.

Financial Information

Financial Information for VOS Systems, Inc. is included as exhibit 1 to this Proxy Statement.

The following is an index to exhibit 1:

PAGE

Independent Auditor’s Report	E1-1

Balance Sheets as of September 30, 2004 and 2003	E1-2

For the Years Ended September 30, 2004 and 2003:
Statements of Operations	E1-4
Statement of Changes in Stockholder’s Equity (Deficit)	E1-5
Statements of Cash Flow	E1-6
Notes to Financial Statements	E1-7

Pro forma Financial Information is Included as exhibit 2 to this Proxy Statement

The following is an index to exhibit 2:

PAGE

PRO FORMA BALANCE SHEETS	E2-1
For the Nine Months Ended September 30, 2004

STATEMENTS OF OPERATIONS	E2-3
For the Nine Months Ended September 30, 2004

PRO FORMA SHARE DATA	E2-3

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” approval of the reorganization of VOS Systems, Inc. with 1st Net Technologies, Inc., unless shareholders specifically indicate in their Proxies that they desire to vote otherwise or abstain from voting. Approval requires an affirmative vote of a majority of the quorum of the shares present and entitled to vote at the Annual Meeting of Shareholders. Our Management recommends that shareholders vote “FOR” approval of the reorganization of VOS Systems, Inc. into 1st Net Technologies, Inc.

PROPOSAL FOUR

AMENDING THE ARTICLES OF INCORPORATION TO CHANGING THE NAME OF THE COMPANY TO VOS

SYSTEMS, INC. OR SIMILAR.

Management requests shareholder approval of amending the Articles of Incorporation changing the name of the company to VOS Systems, Inc. or similar subject to availability and approval by the Colorado Secretary of State.

This change is recommended to reflect the new business direction of the company upon completion of the reorganization with VOS Systems, Inc. In the event that the reorganization is not approved the name will not be changed.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the amendment changing the company name, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the amendment. Our Management recommends that shareholders vote “FOR” the amendment changing the company name.

Amending the Articles of Incorporation changing the company name must be approved by an affirmative vote of a majority of the outstanding and issued shares entitled to vote at the meeting.

PROPOSAL FIVE

AMENDING THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES

AUTHORIZED TO NINETY MILLION (90,000,000).

Management requests shareholder approval of Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million (90,000,000). This increase is necessary to authorize enough shares to complete the reorganization with VOS Systems, Inc.

Our articles of incorporation currently authorize 40,000,000 common shares, $0.001 par value of which 6,395,357 shares are currently outstanding as of September 30, 2004. We require the additional authorized common shares to complete the share exchange discussed in proposal three which could result in a maximum of 36,050,000 new common shares being issued to the shareholders of VOS Systems, Inc. pursuant to the Plan of Reorganization.

The issuance of up to 36,050,000 common shares will substantially dilute the holdings of the current 1st Net shareholders. Only 15% of the resulting 42,445,357 common shares that will be outstanding will be held by the current 1st Net shareholders. Six individuals from VOS Systems, Inc. consisting of management and one beneficial holder will control approximately 46% of the outstanding common stock.

The net tangible book value of the 1st Net as of September 30, 2004, was a deficit of $(172,296) or approximately $(0.027) per share. Net tangible book value per share is equal to total tangible assets of the Company, less total liabilities, divided by the number of Common Shares outstanding. Without taking into account any other changes in net tangible book value after September 30, 2004, other than to give effect to the three for one exchange resulting in 26,475,762 Common Shares which would be issued to VOS shareholder if the reorganization had occurred on September 30, 2004 and the change in total tangible assets resulting from the reorganization., the pro forma net tangible book value of the Company as of September 30, 2004 would have been a deficit of $736,806 or $(0.022) per share. This represents an immediate increase in pro forma net tangible book value of $0.005 per share to existing shareholders of 1st Net. This change in tangible book value is not primarily related to the performance of VOS but a result of the issuance of a very large number of new shares.

In the event that the reorganization with VOS Systems, Inc. is not approved in proposal three and this proposal five is approved the amendment will be made to provide a corporate structure better positioned to complete a future reorganization or acquisition.

Management has no current plans, proposals or arrangements for the use of the increase in authorized common shares other than the 36,050,000 to be issued in to VOS Systems in the proposed merger transaction.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” amendment increasing the common shares authorized to ninety million (90,000,000), unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the amendment. Our Management recommends that shareholders vote “FOR” the amendment increasing the common shares authorized.

Amending the Articles of Incorporation increasing the common shares authorized must be approved by an affirmative vote of a majority of the outstanding and issued shares entitled to vote at the meeting.

PROPOSAL SIX

APPROVAL OF THE REQUIRED SHARE ISSUANCES TO COMPLETE THE SHARE EXCHANGE PURSUANT

TO THE PLAN OF REORGANIZATION WITH VOS SYSTEMS, INC.

Management requests shareholder approval of the Share Exchange in connection with the Agreement and Plan of Reorganization consisting exclusively of newly issued shares of Common Stock, $.001 par value per share, of 1st Net Technologies, Inc. and shall be a maximum of 36,050,000 shares issued and exchanged on the basis of three (3) shares of 1st Net Technologies, Inc. common shares for each common share of VOS Systems, Inc. with fractional shares being rounded up to the next whole share.

These newly issued shares of 1st Net Technologies, Inc. will be allocated among the Stockholders of VOS Systems, Inc. in the proportion of their share ownership of the outstanding shares of VOS Systems, Inc. Common Stock.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the issuances to complete the share exchange, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the issuances. Our Management recommends that shareholders vote “FOR” the issuances to complete the share exchange.

The amendment must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting

PROPOSAL SEVEN

APPROVAL OF THE DISTRIBUTION OF A COMPANY ASSET TO THE COMPANY CHAIRMAN AND

PRESIDENT MR. JIM WATSON

Management requests shareholder approval of the distribution of an asset of the company to the Chairman and president Mr. Jim Watson pursuant to the plan of reorganization with VOS Systems, Inc. This action is sought for the purpose of complying with the terms of the reorganization with VOS Systems, Inc. as discussed in proposal three.

Pursuant to the Plan of Reorganization the parties have agreed as follows:

VOSS, FNTT and Mr. James H. Watson, Jr. agree that Mr. Watson shall personally assume responsibility for any FNTT debt that is currently outstanding as of the date of this Agreement, up to a maximum of $100,000 US dollars. Further, it is hereby agreed that Mr. Watson shall forgive any and all existing loans, other debts, or outstanding compensation due him from FNTT at this date. In consideration thereof, FNTT and VOSS do hereby agree to assign to Mr. Watson certain assets currently owned by FNTT, including the outstanding Promissory Note and Asset Purchase Agreement from LDI Group, LLC, a California limited liability corporation, and any other assets expressly listed and accepted by the parties as Schedule 7.22 to this Agreement.

The only asset identified by Mr. Watson is an agreement with Marketbyte, LLC and SSP Management Corp, a wholly owned subsidiary of 1ST Net Technologies, Inc. which was originally entered into on 2/23/2000, amended on 10/25/2000 and again on 12/03/2001. This is the agreement referenced as with LDI Group, LLC.

As disclosed in the notes to the financial statements included in the company’s Form 10QSB for the period ended September 30, 2004:

Note 4: Note Receivable:

As of December 31, 2003, SSP was owed $10,000 on a promissory note and $317,655 in “other consideration” as part of the sale of its Internet newsletter in February 2000. During the nine months ended September 30, 2004, SSP received the final $10,000 payment on the promissory note and $23,545 towards the other consideration. Due to the uncertainty related to the collection of the "other consideration", no receivable has been recorded and any collections are recorded as income when received

Note 2: Related Party

As of December 31, 2003, the Company owed an officer $24,324 for working capital advances. The advances do not carry an interest rate and are due on demand. During the nine months ended September 30, 2004, the Company repaid $14,323. The balance of $10,001 owed to the officer at September 30, 2004 is included in the accompanying condensed consolidated financial statements as "Indebtedness to related party".

Factors management has considered when evaluating the terms of this asset distribution to Mr. Watson include but are not limited to: The uncertainty related to the collection of the "other consideration" of $317,655 outstanding. Mr. Watson’s forgiveness of the remaining $8,001 debt owed and the agreement to personally assume responsibility for 1st Net Technologies, Inc. debt that is currently outstanding up to a maximum of $100,000 US dollars. Finally, the forgiveness of any accrued compensation claims for the continued services provided to maintain the company.

The distribution of this asset is contemplated in connection with the reorganization with VOS Systems, Inc. VOS Systems expressed concerns as to the outstanding and potential liabilities of 1st Net. Mr. Watson is optimistic that despite the uncertainty related to the continued collection of the outstanding amounts due from this agreement, it will cover the debt assumption and forgiveness of debts owed him by 1st Net. The company will lose the potential to collect any additional amounts past due from this agreement, which are significant.

In the event this proposal is not approved the parties may amend or terminate the reorganization agreement in accordance with its terms.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the distribution of the asset, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the distribution. Our Management recommends that shareholders vote “FOR” the distribution of an asset to the company Chairman and president Mr. Jim Watson.

Approval of the distribution of an asset to the company Chairman and president Mr. Jim Watson pursuant to the plan of reorganization with VOS Systems, Inc. must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting.

PROPOSAL EIGHT

APPROVAL TO CHANGE THE FISCAL YEAR OF 1ST NET TECHNOLOGIES, INC. TO END ON SEPTEMBER 30 OF

EACH YEAR

Management requests shareholder approval to change the fiscal year of 1st Net Technologies, Inc. to end on September 30 of each year. This action is sought for the purpose of matching the current fiscal year of VOS Systems Inc. to simplify future reporting by matching the parent and subsidiary fiscal years. The change is also expected to shift the timing of annual audits to a time period where less demands are on auditing accountants from the majority of issuers with December 31 fiscal years.

In the event this proposal is not approved the fiscal year would remain the same and the reorganization would not be impaired in any manner other that increased accounting costs to reconcile the differing fiscal years of the two entities.

It is the intention of the persons named in the accompanying form of Proxy to vote such Proxy “FOR” the change of fiscal year to September 30th, unless shareholders specifically indicate in their Proxies that they desire to abstain from voting for the change of fiscal year. Our Management recommends that shareholders vote “FOR” the change of fiscal year to September 30th

The amendment must be approved by an affirmative vote of a majority of the quorum of shares present and entitled to vote at the meeting

VOTING SECURITIES, PRINCIPAL HOLDERS

The holders of our $0.001 par value common stock have the exclusive voting rights at this Annual Meeting, with each share entitled to one vote. Only shareholders of record at the close of business on February XX, 2005 are entitled to notice of and to vote at the meeting and any adjournment thereof. As of September 30, 2004, we had 6,395,357 shares of common stock outstanding.

The following sets forth the number of our $0.001 par value common stock beneficially owned by (i) each person who, as of September 30, 2004, was known by us to own beneficially more than five percent (5%) of our common stock, (ii) our Directors including nominees, and (iii) our Officers and Directors of the Registrant as a group.

Name and Address	Amount and Nature
of Beneficial Holder	of Beneficial Ownership	Percent

Entrepreneur Investments, LLC (1)	118,500 shares	1.85%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
JW Holdings Corp. (1)	600,000 shares	9.38%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
James H. Watson, Jr (1)	0 shares	0.00%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
Allan Ligi (2)	2,000 shares	0.03%
1300 Danielson ST. Suite J
Poway, California 92064
Richard Matulich (2)	0 shares	0.00%
1300 Danielson ST. Suite J
Poway, California 92064
Donald Nunn (2)	0 shares	0.00%
1300 Danielson ST. Suite J
Poway, California 92064
Dennis La Vorgna (2)	0 shares	0.00%
1300 Danielson ST. Suite J
Poway, California 92064
Arnold C. Ligi (2)	0 shares	0.00%
1300 Danielson ST. Suite J
Poway, California 92064
5% or more Beneficial Ownership	718,500 shares	11.23%
Officers and Directors as a Group (1)	718,500 shares	11.23%

(1) James H. Watson, Jr., the current President and CEO of 1st Net Technologies, Inc. is the managing member of Entrepreneur Investments, LLC, and also the President and sole shareholder of JW Holdings Corp. Mr. Watson is the beneficial holder of the shares held by those entities.

(2) Nominee for Director.

Total number of shares of common stock issued and outstanding at record-date is 6,395,357; these shares are held by 203 shareholders of record with the Company’s transfer agent.

All ownership is beneficial and of record except as specifically indicated otherwise. Beneficial owners listed above have sole voting and investment power with respect to the shares shown unless otherwise indicated.

The following sets forth the number of our $0.001 par value common stock that would be beneficially owned by (i) each person who would be known by us to own beneficially more than five percent (5%) of our common stock, (ii) our Directors including nominees, and (iii) our Officers and Directors of the Registrant as a group., in the event the merger with VOS

Systems, Inc. is approved and all VOS shareholders exchange their shares at the three for one ratio. Upon completion of this share exchange 1st Net Technologies, Inc. will have approximately 42,445,357 common shares outstanding and the beneficial holdings are expected to be as reflected in the following table:

Name and Address	Amount and Nature
of Beneficial Holder	of Beneficial Ownership	Percent

Entrepreneur Investments, LLC (1)	118,500 shares	0.27%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
JW Holdings Cor. (1)	600,000 shares	1.41%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
James H. Watson, Jr (1)	0 shares	0.00%
1869 W. Littleton Blvd.
Littleton, Colorado 80120
Allan Ligi (2)	5,549,600 shares	13.07%
1300 Danielson ST. Suite J
Poway, California 92064
Richard Matulich (2)	5,547,600 shares	13.06%
1300 Danielson ST. Suite J
Poway, California 92064
Donald Nunn (2)	1,125,000 shares	2.65%
1300 Danielson ST. Suite J
Poway, California 92064
Dennis La Vorgna (2)	675,000 shares	1.59%
1300 Danielson ST. Suite J
Poway, California 92064
Arnold C. Ligi (2)	720,000 shares	1.69%
1300 Danielson ST. Suite J
Poway, California 92064
Moon Lew (3)	6,300,000 shares	14.84%
2122 Mason St.
San Francisco, CA 94133
5% or more Beneficial Ownership (3)	6,300,000 shares	14.84%
Officers and Directors as a Group	14,335,700 shares	33.77%

(1) James H. Watson, Jr., the current President and CEO of 1st Net Technologies, Inc. is the managing member of Entrepreneur Investments, LLC, and also the President and sole shareholder of JW Holdings Corp. Mr. Watson is the beneficial holder of the shares held by those entities.

(2) Nominee for Director. These individuals each hold 50,000 options in VOS Systems, Inc. with an exercise price of $0.65. These options expire in March of 2010. Exercise of all these options would increase management ownership by about 1%

(3) 5% Beneficial Holder not nominated for Director or to be appointed as an Officer. This individual holds 1,000,000 options in VOS Systems, Inc. with an exercise price of $3.00 per share. These options expire in June of 2005. Exercise of all these options would increase this individual’s ownership by approximately 7%

The Share Exchange in connection with the Agreement and Plan of Reorganization consists exclusively of newly issued shares of Common Stock, $.001 par value per share, of 1st Net Technologies, Inc. and shall be a maximum of 36,050,000 shares issued and exchanged on the basis of three (3) shares of 1st Net Technologies, Inc. common shares for each common share of VOS Systems, Inc. with fractional shares being rounded up to the next whole share.

These newly issued shares of 1st Net Technologies, Inc. will be allocated among the Stockholders of VOS Systems, Inc. in the proportion of their share ownership of the outstanding shares of VOS Systems, Inc. Common Stock. Upon completion of the share exchange with the current shareholders of VOS Systems, Inc. they would own approximately 85% of the outstanding common stock of 1st Net Technologies, Inc., resulting in a change in control. 1st Net Technologies, Inc. would own 100% of the outstanding common stock of VOS Systems, Inc. and hold VOS Systems, Inc., a California Corporation as a wholly owned subsidiary.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the 1934 Act requires the Company’s directors and executive officers and persons who own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, all reports required to be filed pursuant to rule 16a-3(e) were filed for the most recent fiscal year.

DIRECTORS, OFFICERS, AND COMMITTEES

The following sets forth the names of the officers and directors of 1st Net Technologies, Inc.

NAME	POSITION	TENURE

James H. Watson, Jr.	President and Chairman	(1)
1869 W. Littleton Boulevard	CEO, CFO, and Director
Littleton, Colorado 80120
Daniel Nye	Director	since 1/24/2002
1869 W. Littleton Boulevard
Littleton, Colorado 80120

(1) James H. Watson, Jr. has served as President since December 2000, as Chief Executive Officer and Chairman of the Board of Directors since June 30, 1999, and has been a member of the Board of Directors since 1997.

The directors shall be elected at an annual meeting of the stockholders and except as otherwise provided within the Bylaws of 1st Net Technologies, Inc., as pertaining to vacancies, shall hold office until his successor is elected and qualified.

The officers serve at the discretion of the Company's Directors. There are no familial relationships among the officers and directors, nor are there any arrangements or understanding between any of our directors or officers or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Committees

The Board of Directors held no meetings during the year ended December 31, 2003, but conducted board activities through unanimous consent board resolutions in lieu of meetings.

We have no committees of the Board of Directors.

Audit Committee

All members of our Board of Directors perform the responsibilities of the Audit Committee; providing oversight of the Company’s accounting functions and internal controls.

Executive Compensation Committee

All members of our Board of Directors performed the responsibilities of the Executive Compensation Committee, and participated in deliberations and made decisions concerning executive officer compensation during the course of regular Board Meetings or board activities conducted through unanimous consent board resolutions in lieu of meetings.

Nominating Committee

All members of our Board of Directors acted as the Nominating Committee, and participated in deliberations and made decisions concerning director nominations during the course of regular Board Meetings or board activities conducted through unanimous consent board resolutions in lieu of meetings.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE
			Annual Compensation			Award(s)	Payouts

					Restricted	Securities
				Other Annual	Stock	Underlying	LTIP	All Other
		Salary	Bonus	Compensation	Award(s)	Options/SARs	Payouts	Compensation
Position	Year	($)	($)	($CAD)	($)	(#)	($)	($)

James H. Watson, Jr.	2003	0	0	0	0	0	0	0
President and CEO	2002	0	0	0	0	0	0	0

As of September 30, 2004, 1st Net Technologies, Inc. had no group life, health, hospitalization, medical reimbursement or relocation plans in effect. Further, we had no pension plans or plans or agreements which provide compensation on the event of termination of employment or change in control of us.

1st Net Technologies, Inc. does not pay members of the Board of Directors any fees for attendance or similar remuneration or reimburse them for any out-of-pocket expenses incurred by them in connection with our business.

Compensation of Directors

There was no compensation paid to any directors of 1st Net Technologies, Inc. as director’s fees.

Employment, Management and Consulting Agreements

No employment, managing or consulting agreements currently exist with any officer or employee.

MATERIALS INCORPORATED BY REFERENCE

Annual Report for 1st Net Technologies, Inc. on Form 10-KSB for the fiscal year ending December 31, 2003; provided concurrently with these proxy materials.

Sections include: Item 1 “Description of Business”, Item 2 “Description of Property”, Item 3 “Legal Proceedings”, Item 5 “Market for Common Equity, Related Shareholder Matters and Small Business Issuer Purchases of Equity Securities”, Item 6 “Management Discussion and Analysis or Plan of Operation”, Item 7 “Financial Statements”, Item 8 “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”

Periodic Report for 1st Net Technologies, Inc. on Form 10-QSB for the nine month period ending September 30, 2004; provided concurrently with these proxy materials.

Sections include: Item 1 “Financial Statements”, Item 2 “Management Discussion and Analysis or Plan of Operation”

1st Net Technologies, Inc.

1869 W. Littleton Boulevard Littleton, Colorado 80120

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

OF

1ST NET TECHNOLOGIES, INC.

     THE UNDERSIGNED hereby appoints and constitutes James H. Watson, Jr. as his true and lawful agents and proxy, with full power of substitution and revocation, to attend, represent and to vote the shares of common stock of the undersigned at the Annual Meeting of Shareholders to be held at the Company’s principal executive offices, 1869 W. Littleton Boulevard, Littleton, Colorado 80120, on March XX, 2005 at 10:00 a.m., local time, for the purpose set forth in the accompanying Notice of Annual Meeting of Shareholders and at any adjournment thereof, and on all matters coming before said meeting.

     Management recommends a vote FOR items 1 through 8 and SHARES WILL BE VOTED UNLESS YOU INDICATE OTHERWISE:

1.

Increasing the Board of Directors to five (5) positions.

FOR
_____
AGAINST
_____
ABSTAIN
_____

2.

Approval of the following individuals to serve on the Board of Directors:

Allan J. Ligi	FOR	ABSTAIN

Richard B. Matulich	FOR	ABSTAIN

Dennis LaVorgna	FOR	ABSTAIN

Donald A. Nunn	FOR	ABSTAIN

Arnold C. Ligi	FOR	ABSTAIN

3.

Approval of the reorganization of VOS Systems, Inc., a California corporation, with 1st Net Technologies, Inc., a public Colorado corporation; Approval of Proposal #5, #6 and #7 are required to complete the reorganization

FOR
_____
AGAINST
_____
ABSTAIN
_____

4.

Amending the Articles of Incorporation changing the company name to VOS Systems, Inc. or similar subject to availability and approval of the Colorado secretary of state.

FOR
_____
AGAINST
_____
ABSTAIN
_____

5.

Amending the Articles of Incorporation to increase the number of common shares authorized to ninety million (90,000,000).

FOR
_____
AGAINST
_____
ABSTAIN
_____

6.

Approval of the required share issuances to complete the share exchange pursuant to the plan of reorganization with VOS systems, Inc.

FOR
_____
AGAINST
_____
ABSTAIN
_____

7.

Approval of the distribution of a company asset to the company Chairman and President, Mr. Jim Watson.

FOR
_____
AGAINST
_____
ABSTAIN
_____

8.

Approval to change the fiscal year of 1st Net Technologies, Inc. to end on September 30th of each year.

FOR
_____
AGAINST
_____
ABSTAIN
_____

Dated: _________________________________, 2005

(Printed name of Shareholder)

(Signature of Shareholder)

This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By A Duly Authorized Officer.

PLEASE MARK, SIGN, AND DATE AND RETURN THIS PROXY PROMPTLY. THE FAILURE TO CHECK A BLOCK WILL BE TAKEN AS A VOTE FOR THE

PROPOSITION.

EXHIBIT 1

VOS SYSTEMS INC. FINANCIAL STATEMENTS

Index to Financial Statements

PAGE

Independent Auditor’s Report	E1-1

Balance Sheets as of September 30, 2004 and 2003	E1-2

For the Years Ended September 30, 2004 and 2003:
Statements of Operations	E1-4
Statement of Changes in Stockholder’s Equity (Deficit)	E1-5
Statements of Cash Flow	E1-6

Notes to Financial Statements	E1-7

ARMANDO C. IBARRA
Certified Public Accountants
A Professional Corporation
Armando C. Ibarra, C.P.A.
Armando Ibarra, Jr., C.P.A., JD
Members of the California Society of Certified Public Accountants
Members of the American Institute of Certified Public Accountants
Members of the Better Business Bureau since 1997
To the Board of Directors
VOS Systems, Inc.
1300 Danielson Street, Suite J
Poway, CA 92064

Report of Independent Registered Public Accounting Firm

We have audited the accompanying balance sheets of VOS Systems, Inc. as of September 30, 2004 and 2003 and the related statements of operations, changes in stockholders’ equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of VOS Systems, Inc. as of September 30, 2004 and 2003, and the results of their operations and their cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been presented on the basis that the company will continue as a going concern. As discussed in Note 2h to the financial statements, conditions exist that raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding those matters also are described in Note 2h. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Armando C. Ibarra

Armando C. Ibarra, C.P.A. - APC

November 23, 2004
Chula Vista, California

E1-1

VOS SYSTEMS, INC.

Balance Sheets

	ASSETS

		As of	As of
		September 30,	September 30,
		2004	2003
CURRENT ASSETS
Cash		$11,107	$10,028
Accounts receivable		139,575	149,436
Inventory		128,405	281,521
Employee advances		500	-
Assets held for sale		351	-

Total Current Assets		279,938	440,985
NET PROPERTY & EQUIPMENT		57,951	84,400
OTHER ASSETS
Net intangible assets		195,413	220,025
Security deposits		13,377	13,377

Total Other Assets		208,790	233,402

TOTAL ASSETS		$546,679	$758,787

See Notes to Financial Statements

E1-2

VOS SYSTEMS, INC.

Balance Sheets

	LIABILITIES AND STOCKHOLDER’S EQUITY (DEFICIT)

	As of	As of
	September 30,	September 30,
	2004	2003
CURRENT LIABILITIES
Accounts payable	$111,104	$250,780
Loans payable	318,700	187,100
Sales tax payable	168	746
Credit card payable	5,062	567
Accrued expenses payable	200	1,303

Total Current Liabilities	435,234	440,496
LONG-TERM LIABILITIES
Stockholder loan	675,955	559,788

Total Long-Term Liabilities	675,955	559,788

TOTAL LIABILITIES	1,111,189	1,000,284

STOCKHOLDER’S EQUITY (DEFICIT)
Common stock ($0.001 par value, 50,000,000 shares authorized:
8,825,254 and 8,341,921 shares issued and outstanding as of
September 30, 2004 and 2003, respectively.)	8,826	8,343
Additional paid-in capital	4,157,098	4,012,581
Retained earnings (deficit)	(4,730,434)	(4,262,421)

Total Other Assets	(564,510)	(241,497)

TOTAL ASSETS	$546,679	$758,787

See Notes to Financial Statements

E1-3

VOS SYSTEMS, INC. Statements of Operations

	Year Ended	Year Ended
	September 30,	September 30,
	2004	2003
REVENUES
Sales	$338,898	$688,669
Discounts	(6,483)	(2,908)

Total Revenues	332,415	685,761
Costs of revenues	247,272	218,918

GROSS PROFIT	85,143	466,843

OPERATING COSTS
Depreciation and amortization expense	51,062	63,715
Bad debt	10,684	-
Administrative expense	486,043	504,774

Total Operating Costs	547,789	568,489

OPERATING INCOME (LOSS)	(462,646)	(101,646)
OTHER INCOME & (EXPENSES)
Interest income	-	187
Interest expense	(5,367)	(67,739)

Total Other Income & (Expenses)	(5,367)	(67,552)

NET INCOME (LOSS)	$(468,013)	$(169,198)

BASIC EARNING (LOSS) PER SHARE	$(0.06)	$(0.02)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	8,351,165	8,341,921

See Notes to Financial Statements

E1-4

	VOS SYSTEMS, INC.
	Statement of Changes in Stockholder’s Equity (Deficit)
	From September 30, 2001 through September 30, 2004

	Common	Common	Paid-In	Retained
	Shares	Stock	Capital	Earnings	Total

Balance, September 30, 2001	7,663,750	7,664	2,822,971	(2,655,098)	175,537
Common stock issued for relief of
debt on September 30, 2002	342,500	343	1,189,946		1,190,289
Common stock issued for compensation
@ $0.001 per share	335,671	336	(336)		-
Net loss for year ended
September 30, 2002				(1,438,125)	(1,438,125)

Balance, September 30, 2002	8,341,921	8,343	4,012,581	(4,093,223)	(72,299)

Net loss for year ended
September 30, 2003				(169,198)	(169,198)

Balance, September 30, 2003	8,341,921	8,343	4,012,581	(4,262,421)	(241,497)

Common stock issued on September 24,
2004 for cash @ $0.30 per share	483,333	483	144,517		145,000
Net loss for year ended
September 30, 2004				(468,013)	(468,013)

Balance, September 30, 2004	8,825,254	$8,343	$4,012,581	$(4,262,421)	$(241,497)

See Notes to Financial Statements

E1-5

VOS SYSTEMS, INC.
Statements of Cash Flows

	Year Ended	Year Ended
	September 30,	September 30,
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(468,013)	$(169,198)
Depreciation and amortization expense	51,062	63,715
(Increase) decrease in accounts receivable	9,861	74,141
(Increase) decrease in inventory	153,116	(8,122)
(Increase) decrease in employee advances	(500)	-
(Increase) decrease in investments	(351)	-
(Increase) decrease in prepaid taxes	-	800
Increase (decrease) in accounts payable	(139,676)	90,499
Increase (decrease) in sales tax payable	(578)	(312)
Increase (decrease) in credit card payable	4,495	515
Increase (decrease) in accrued expenses	(1,103)	1,303

Net Cash Provided by (Used in) Operating Activities	(391,687)	53,341

CASH FLOWS FROM INVESTING ACTIVITIES

Net sale (purchase) of fixed assets	-	(3,095)

Net Cash Provided by (Used in) Investing Activities	-	(3,095)

CASH FLOWS FROM FINANCING ACTIVITIES

Change in loans payable	131,600	(75,100)
Change in common stock	483	-
Change in additional paid-in capital	144,517	-
Change in stockholder loan	116,167	-

Net Cash Provided by (Used in) Financing Activities	392,767	(75,100)

Net Increase (Decrease) in Cash	1,079	(24,854)

Cash at Beginning of Year	10,028	34,882

Cash at End of Year	$11,107	$10,028

Supplemental Cash Flow Disclosures:
Cash paid during the year for interest	$5,367	$67,739

Cash paid during the year for taxes	$-	$-

See Notes to Financial Statements

E1-6

VOS SYSTEMS, INC.
Notes to Financial Statements
As of September 30, 2004 and 2003

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

VOS Systems, Inc. (VOS or the Company), was incorporated on November 9, 1999 under the laws of the State of California. Formerly, the Company was established in March 1996 as a Legal Liability Company. VOS is a leading developer of voice recognition technology and is currently involved in product development and patent acquisition.

The Company’s operations have been directed primarily toward raising capital, developing business strategies, research and development, establishing sources of supply and foreign manufacturing facilities, acquiring operating assets, initial production, and recruiting personnel.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a. Accounting Method

The Company's policy is to use the accrual method of accounting to prepare and present financial statements, which conform to generally accepted accounting principles ("GAAP'). The company has elected a September 30, year-end.

b. Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents.

c. Accounts Receivable

The Company considers accounts receivable to be fully collectible; accordingly, no allowances for doubtful accounts are required. If amounts become uncollectible, they will be charged to operations when that determination is made.

d. Estimates and Adjustments

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In accordance with FASB 16 all adjustments are normal and recurring. See note 2i regarding the Companies revenue recognition policy.

e. Intangible Assets

Intangible assets consist principally of patents and license fees and are carried at cost less accumulated amortization. Costs are amortized on an accelerated basis over a period of 15 years.

f. Inventory

Inventory is stated at the lower of cost (first-in, first-out) or market. Inventory costs include any material, labor and manufacturing overhead incurred by the Company in the production of inventory.

g. Property and Equipment

Property, equipment and leasehold improvements are stated at costs less accumulated depreciation or amortization. Maintenance and repairs, as well as renewals for minor amounts are charged to expenses. Renewals and betterments of substantial amount are capitalized, and any replaced or disposed units are written off.

E1-7

VOS SYSTEMS, INC.
Notes to Financial Statements
As of September 30, 2004 and 2003

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

h. Basis of Presentation and Considerations Related to Continued Existence (going concern)

The Company’s financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

The Company’s management intends to raise additional operating funds through operations, and debt or equity offerings. Management has yet to decide what type of offering the Company will use or how much capital the Company will raise. There is no guarantee that the Company will be able to raise any capital through any type of offerings.

i. Revenue Recognition and Deferred Revenue

Revenue includes the following: The retail and wholesale of the Company’s voice activated products. The Company recognizes revenue when a sale is completed.

j. Income Taxes

The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of “temporary differences” by applying enacted statutory tax rates applicable to future years to differences between the financial statement carrying amounts and the tax bases of existing assets and liabilities. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

NEW ACCOUNTING PRONOUNCEMENTS:

In April 2002, the Financial Accounting Standards Board issued SFAS No. 145, Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13, and Technical Corrections ("SFAS 145"). Among other things, SFAS 145 eliminates the requirement that gains and losses from the extinguishments of debt be classified as extraordinary items. SFAS 145 is effective for fiscal years beginning after May 15, 2002, with early adoption permitted. The adoption of SFAS 145 did not have a material effect on the Company’s financial statements.

In June 2002, the Financial Accounting Standards Board issued SFAS No. 146. The standard requires companies to recognize costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The adoption of SFAS 146 did not have an effect on the Company’s financial statements.

In October 2002, the Financial Accounting Standards Board issued SFAS No. 147, “Acquisitions of Certain Financial Institutions – an amendment of FASB Statements No. 72 and 144 and FASB interpretation No. 9”. SFAS 147 removes acquisitions of financial institutions from the scope of both Statement 72 and interpretation 9 and requires that those transactions be accounted for in accordance with FASB Statements No. 141, Business Combinations, and No. 142 Goodwill and Other Intangible Assets. Thus, the requirement in paragraph 5 of Statement 72 to recognize (and subsequently amortize) any excess of the fair value of liabilities assumed over the fair value of tangible and identifiable intangible assets acquired as an unidentifiable intangible asset no longer applies to acquisitions within the scope of this Statement. In addition, this Statement amends FASB Statement No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, to include in its scope long-term customer-relationship intangible assets of financial institutions such as depositor and borrower relationship intangible assets and credit cardholder intangible assets. Consequently, those intangible assets are subject to the same undiscounted cash flow recoverability test and impairment loss recognition and measurement provisions that Statement 144 requires for other long-lived assets that are held and used. SFAS 147 is effective October 1, 2002. The adoption of SFAS 147 did not have an effect on the Company’s financial statements.

E1-8

VOS SYSTEMS, INC.
Notes to Financial Statements
As of September 30, 2004 and 2003

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In December 2002, the Financial Accounting Standards Board issued SFAS No. 148, “Accounting for Stock-Based Compensation – Transition and Disclosure” (SFAS 148). SFAS 148 amends SFAS No. 123 “Accounting for Stock-Based compensation” (SFAS 123), to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS 148 amends the disclosure requirements of SFAS 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS 148 is effective for fiscal years beginning after December 15, 2002. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002.

NOTE 3. PROPERTY & EQUIPMENT

Property is stated at cost. Additions, renovations, and improvements are capitalized. Maintenance and repairs, which do not extend asset lives, are expensed as incurred. Depreciation is provided on a straight-line basis over the estimated useful lives ranging from 27.5 years for commercial rental properties, 5 years for tenant improvements, and 5 - 7 years on furniture and equipment.

	September 30,	September 30,
	2004

Office equipment	$47,673	$47,673
Equipment	116,875	116,875
Computer	51,559	51,559

	$216,107	$216,107
Less Accumulated Depreciation	(158,157)	(131,707)

Net Property and Equipment	$57,951	$84,400

The Company’s intangible assets consist principally of patents and license fees and are carried at cost less accumulated amortization. Costs are amortized on an accelerated basis over a period of 15 years. Depreciation and amortization expense for the years ended September 30, 2004 and 2003 were $51,062 and $63,715, respectively.

NOTE 4. INVENTORY

The Company’s inventory at September 30 was:

	September 30,	September 30,
	2004	2003

Total Inventory	$128,405	$281,521

E1-9

VOS SYSTEMS, INC.
Notes to Financial Statements
As of September 30, 2004 and 2003

NOTE 5. COMMITMENTS AND CONTINGENCIES

On April 1, 2000, the Company began leasing real property in Poway, California. The operating lease is for a period of five years with one three-year renewal option. At September 30, 2004, minimum annual rental commitments under this non-cancelable lease were as follows:

Year Ending

2002	51,948
2003	54,030
2004	56,190
2005	28,644

NOTE 6. RELATED PARTY TRANSACTION

Loan payable stockholder:

From inception through 2004, funds were advanced from a major stockholder to finance the cost of operations. Effective October 29, 1999, a note was generated for the amount of $725,000 plus interest at 7.75%, to be paid in monthly installments over a period of ten years. As of September 30, 2004 the balance due on this note is $675,955. Due to the Company’s financial limitations the stockholder agreed to not accrue interest on the outstanding note effective October 1, 2001.

NOTE 7. LOANS PAYABLE

Loans payable as of September 30, 2004, consist of the following:

Unsecured promissory note of $204,250, that accrues
interest at 10% per annum.		$204,250

Unsecured promissory note of $24,200, that accrues
interest at 10% per annum		24,200

Unsecured promissory note of $32,500, that accrues
interest at 10% per annum		32,500

Unsecured promissory note of	$6,500, that accrues
interest at 10% per annum		6,500

Unsecured promissory note of $51,250, that accrues
interest at 10% per annum		51,2500

TOTALS		$318,700

E1-10

VOS SYSTEMS, INC.
Notes to Financial Statements
As of September 30, 2004 and 2003

NOTE 8. BASIC & DILUTED INCOME / (LOSS) PER COMMON SHARE

Basic gain (loss) per common share has been calculated based on the weighted average number of shares of common stock outstanding during the period. Diluted gain (loss) per common share is calculated based on the weighted average number of shares of common, preferred stock, and stock options outstanding during the period. The variance between basic and diluted weighted average is the addition of preferred stock and stock options in the calculation of diluted weighted average per share. As of September 30, 2004, their has been no need to calculate diluted income / (loss) per share.

	September 30,	September 30,
	2004	2003

Net income (loss) from operations	(468,013)	(169,189)

Basic income / (loss) per share	$(0.06)	$(0.02)

Weighed average number of shares outstanding	8,351,165	8,341,921

NOTE 9. INCOME TAXES

Income taxes are provided in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109), Accounting for Income Taxes. A deferred tax asset or liability is recorded for all temporary differences between financial and tax reporting and net operating loss carryfowards. Deferred tax expense (benefit) results from the net change during the year of deferred tax assets and liabilities.

At September 30, 2004 the Company has significant operating and capital losses carryfoward. The tax benefits resulting for the purposes have been estimated as follows:

September 30, 2004

Beg. Retained Earnings (Deficit)	$(4,262,421)
Net Income (Loss) for Year ended 9/30/04	(468,013)
Ending Retained Earnings (Deficit)	$(4,730,434)

Gross income tax benefit	$1,608,348
Valuation allowance	(1,608,348)

Net income tax benefit	$-

The net operating loss expires twenty years from the date the loss was incurred. The retained earning balance includes accumulated comprehensive income (loss). In accordance with SFAS 109 paragraph 18 the Company has reduced its deferred tax benefit asset by a valuation allowance due to negative evidence that has caused the Company to feel it is more likely than not that some portion or all of the deferred tax asset will not be realized. No portion of the valuation allowance will be allocated to reduce goodwill or other non-current intangible asset of an acquired entity. There are no temporary differences or carryforward tax effects that would significantly affect the Company’s deferred tax asset. Utilization of the net operating losses and credit carryforwards may be subject to a substantial annual limitation due to the “change in ownership” provisions of the Internal Revenue Code of 1986. The annual limitation may result in the expiration of net operating losses and credits before utilization. None of the valuation allowance recognized was allocated to reduce goodwill or other non-current intangible assets of an acquired entity or directly to contributed capital.

E1-11

VOS SYSTEMS, INC.
Notes to Financial Statements
As of September 30, 2004 and 2003

NOTE 10. STOCK TRANSACTIONS

Transactions, other than employees’ stock issuance, are in accordance with paragraph 8 of SFAS 123. Thus issuances shall be accounted for based on the fair value of the consideration received. Transactions with employees’ stock issuance are in accordance with paragraphs (16-44) of SFAS 123. These issuances shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, or whichever is more readily determinable.

On September 30, 2002 the Company issued 342,500 shares of common stock to settle outstanding debt.

On September 30, 2002 the Company issued 335,671 shares of common stock for employee compensation valued at $0.001 per share.

On September 24, 2004 the Company issued 483,333 shares of common stock for cash valued at $0.30 per share.

As of September 30, 2004 the Company had 8,825,254 shares of common stock issued and outstanding.

NOTE 11. STOCKHOLDERS’ EQUITY

The stockholders’ equity section of the Company contains the following classes of capital stock as of September 30, 2004:

Preferred stock, nonvoting, $1.00 par value; 1,000,000 shares authorized: -0- shares issued and outstanding.

Common stock, $0.001 par value; 50,000,000 shares authorized: 8,825,254 shares issued and outstanding.

NOTE 12. ISSUANCE OF SHARES FOR SERVICES – STOCK OPTIONS

The company has a nonqualified stock option plan, which provides for the granting of options to key employees, consultants, and nonemployee’s directors of the Company. These issuances shall be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, or whichever is more readily determinable. The Company has elected to account for the stock option plan in accordance with paragraph 30 of SFAS 123 where the compensation to employees should be recognized over the period(s) in which the related employee services are rendered. In accordance with paragraph 19 of SFAS 123 the fair value of a stock option granted is estimated using an option-pricing model.

As of September 30, 2004 all stock options had been converted into common stock.

E1-12

EXHIBIT 2

1st NET TECHNOLOGIES, INC.
FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS
PAGE

PRO FORMA BALANCE SHEETS	E2-1
For the Nine Months Ended September 30, 2004

STATEMENTS OF OPERATIONS	E2-3
For the Nine Months Ended September 30, 2004

PRO FORMA SHARE DATA	E2-3

E2-1

1ST NET TECHNOLOGIES, INC.
Pro Forma Balance Sheets
For the Nine Months Ended September 30, 2004
	1st Net	VOS	Total
	Technologies, Inc.	Systems, Inc.	Pro Forma

ASSETS

Current Assets
Cash	$8,316	$11,107	$19,423
Accounts receivable	-	139,575	139,575
Marketable securities	205	-	205
Inventory	-	128,405	128,405
Employee advances	-	500	500
Assets held for sale	-	351	351

Total Current Assets	8,521	279,938	288,459

Net Property & Equipment	-	57,951	57,951

Other Assets
Investment, at cost	500	-	500
Net tangible assets	-	195,413	195,413
Security deposits	-	13,377	13,377

Total Other Assets	500	208,790	209,290

TOTAL ASSETS	$9,021	$546,679	$555,700

E2-2

1ST NET TECHNOLOGIES, INC.
Pro Forma Balance Sheets
For the Nine Months Ended September 30, 2004
	1st Net	VOS	Total
	Technologies, Inc.	Systems, Inc.	Pro Forma

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	$82,277	$111,104	$193,381
Loans payable	-	318,700	318,700
Sales tax payable	-	168	168
Credit card payable	-	5,062	5,062
Capital lease obligation	49,039	-	49,039
Accrued expenses payable	40,000	200	40,200

Total Current Liabilities	171,316	435,234	606,550

Long-Term Liabilities
Stockholder loan	10,001	675,955	685,956

Total Long-Term Liabilities	10,001	675,955	685,956

TOTAL LIABILITIES	181,317	1,111,189	1,292,506

Stockholders’ Equity
Common Stock	6,395	8,826	15,221
Paid in capital	6,093,485	4,157,098	10,250,583
Accumulated other comprehensive income	(79,061)	-	(79,061)
Retained earnings (deficit)	(6,193,115)	(4,730,434)	(10,923,549)

Total Stockholders’ Equity	(172,296)	(564,510)	(736,806)

TOTAL LIABILITIES
& STOCKHOLDERS’ EQUITY	$9,021	$546,679	$555,700

E2-3

1ST NET TECHNOLOGIES, INC.
Statements of Operations
For the Nine Months Ended September 30, 2004
	1st Net	VOS	Total
	Technologies, Inc.	Systems, Inc.	Pro Forma

REVENUES

Sales	$-	$332,415	$332,415

Total Revenues	-	332,415	332,415

Cost of revenues	-	247,272	247,272

GROSS PROFIT	-	85,143	85,143

OPERATING COSTS
Depreciation and amortization	-	51,062	51,062
Bad debt expenses	-	10,684	10,684
Administrative expenses	2,766	486,043	488,809

Total Operating Costs	2,766	547,789	550,555

OPERATING INCOME (LOSS)	(2,766)	(462,646)	(465,412)

OTHER INCOME & (EXPENSES)
Interest expense	-	(5,367)	(5,367)

Total Other Income & (Expenses)	-	(5,367)	(5,367)

NET INCOME (LOSS)	$(2,766)	$(468,013)	$(470,779)

BASIC EARNINGS (LOSS) PER SHARE	(0.00)	(0.02)	(0.02)

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING	6,395,357	26,475,762	32,871,119

Note: The weighted average number of common shares outstanding assumes that the two companies reorganized effective January 1, 2004 and represents the result of the three for one share exchange for VOS Systems, Inc. shareholders pursuant to the terms of the reorganization agreement.

E2-4

U.S. Securities and Exchange Commission Washington, D.C. 20594

FORM 10-KSB

(Mark One)

[X] ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF1934
For the fiscal year ended: DECEMBER 31, 2003
[	] TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from: _____________ to

Commission file number: 000-27145

1st Net Technologies, Inc.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of
incorporation or organization)

33-0756798 (I.R.S. Employer Identification No.)

1869 Littleton Boulevard
Littleton, Colorado

(Address of principal executive offices)

80120 (Zip Code)

Issuer's telephone number: (303) 738-8994

Securities registered under Section 12(b) of the Exchange Act: None.

Securities registered under Section 12(g) of the Exchange Act:

6,395,357 shares of Common Stock, $.001 par value

Title of each class

Indicate whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No

Indicate if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B is not contained in this Form, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB. [ ]

The issuer had no revenue for its most recent fiscal year.

The aggregate market value of the voting stock held by non-affiliates on March 31, 2004, calculated by taking the last sales price of the Company's common stock ($.17 as quoted on March 29, 2004) was $965,066. The number of shares outstanding of the issuer's common equity as of March 29, 2004 was 6,395,357.

Note: If determining whether a person is an affiliate will involve an unreasonable effort and expense, the issuer may calculate the aggregate market value of the common equity held by non-affiliates on the basis of reasonable assumptions, if the assumptions are stated.

(APPLICABLE ONLY TO CORPORATE REGISTRANTS)

State the number of shares outstanding of each of the issuer's classes of common equity, as of the latest practicable date. 6,395,357 common shares issued and outstanding as of March 31, 2004

Transitional Small Business Disclosure Format (check one): Yes No X.

TABLE OF CONTENTS

PART I

ITEM 1.Description of Business	3
ITEM 2.Description of Property	5
ITEM 3.Legal Proceedings	6
ITEM 4.Submission of Matters to a Vote of Security Holders	6

PART II

ITEM 5.Market for Common Equity, Related Stockholder Matters
and Small Business Issuer Purchases of Equity Securities	6
ITEM 6.Management's Discussion and Analysis or Plan of Operation	6
ITEM 7.Financial Statements	9
ITEM 8.Changes In and Disagreements With Accountants on
Accounting and Financial Disclosure	9
ITEM 8A.Controls and Procedures	9

PART III

ITEM 9.Directors, Executive Officers, Promoters and Control Persons;
Compliance With Section 16(a) of the Exchange Act	10
ITEM 10.Executive Compensation	11
ITEM 11.Security Ownership of Certain Beneficial Owners and
Management and Related Stockholder Matters	12
ITEM 12.Certain Relationships and Related Transactions	12
ITEM 13.Exhibits and Reports on Form 8-K	13
ITEM 14.Principal Accountant Fees and Services	13

SIGNATURES	14

1st Net Technologies Annual Report

PART I

ITEM 1. Description of Business

THIS ANNUAL REPORT ON FORM 10-KSB CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES. THESE STATEMENTS RELATE TO THE COMPANY'S FUTURE PLANS, OBJECTIVES, EXPECTATIONS AND INTENTIONS AND MAY BE IDENTIFIED BY WORDS LIKE "BELIEVE," "EXPECT," "MAY," "WILL," "SHOULD," "SEEK," OR "ANTICIPATE," AND SIMILAR EXPRESSIONS. OUR ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN FACTORS, INCLUDING THOSE SET FORTH IN THIS BUSINESS SECTION AND UNDER "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" BELOW.

1st Net Technologies, Inc. (the "Company" or "1st Net") had, prior to August 2001, primarily been in the Internet commerce and services business since its inception in 1997. In August 2001, the Company's Board of Directors decided to suspend its California operations and, subsequently, moved the Company's headquarters to Colorado, its original state of incorporation. With the closing of its California operations, the Company currently maintains no business operations, other than to manage its remaining assets and liabilities. Since August 2001, the Company has been a shell company in search of a merger candidate. Recent operations have consisted of debt restructuring.

In October 2001, the Company retained the services of a Corporate Reorganization / Bankruptcy Specialist in order to determine a course of action that might best provide the Company with the opportunity to remain a going concern. As of December 31, 2003, the Company continues to have discussions with its unsecured creditors to determine their willingness to negotiate their claims against the Company. The Company has a limited amount of capital from which to pay its remaining obligations. If the Company is unable to negotiate favorable and final terms with its remaining creditors, the Company may have to seek protection from its creditors through a Chapter 11 or Chapter 7 filing, at some point in the future. To date, no definitive decision has been made with regard to this course of action.

Our historical financial information contained in this Annual Report on Form 10-KSB is that of 1st Net Technologies, Inc. and its subsidiary corporation, SSP Management Corp., and is presented on a consolidated basis.

In January 1999, we acquired a 100 percent interest in SSP Management Corp., a Colorado corporation ("SSP"), from a private company that is considered a related party. SSP was wholly owned by Entrepreneur Investments, LLC ("EI") whose sole shareholder, James H. Watson, Jr., our current Chairman/President/CEO, was a member of 1st Net's Board of Directors at the time of acquisition. Through our acquisition of that company, we built several investment-oriented Internet Web sites and on-line newsletter publications. In December 1999, we made a strategic decision to divest ourselves of the SSP types of clients and services and, where applicable, to sell our information-based assets to companies whose long-term objective was to participate in that business. Accordingly, we completed the sale of some of our online newsletters to other unrelated companies in February and August 2000 and this subsidiary is no longer active in its former business.

At December 31, 2003, SSP and 1st Net Technologies continue to hold common stock in the following former clients:

Name of Company	Status	Owner	# of shares owned at 12/31/03

a) SureCare, Inc.	Account	SSP	60,000 common
b) Zootech, Inc.	Account	SSP	5,000 common
c) Allwest System	Account	1st Net	33 common
d) Phelps Engineer	Account	1st Net	21,000 common
e) Uniprime Capital	Account	1st Net	2,035 common
f) Zootech, Inc.	Account	1st Net	17,000 common
e) CTG	Certificate	1st Net	2,120,114 common

All the above, except Children's Technology Group (CTG), currently trades on either the NASD's Bulletin Board system or the "Pink Sheets."

1st Net Technologies Annual Report

CHILDREN'S TECHNOLOGY GROUP

In May 1999, we acquired a controlling interest in The Children's Technology Group, Inc. ("CTG") (formerly Tummybusters, Inc.), a Nevada corporation. The business model of CTG is to build a safe and enjoyable Internet community for children on-line. Prior to its acquisition by 1st Net, James H. Watson, Jr., our Chairman/President/CEO served as a member of the boards of directors of both CTG and 1st Net. Prior to December 31, 2000, the Company accounted for its investment in Children's Technology Group, Inc. ("CTG") in accordance with Accounting Principle Board ("APB") Opinion No. 16. Under this method, the Company consolidated CTG's financial statements with its own. During the year ended December 31, 2000, CTG issued additional shares of its common stock and preferred stock to the public resulting in a change in the Company's ownership. Because of the change in ownership, the Company no longer has a controlling interest in CTG.

At January 1, 2001, the cost basis in the 4,172,614 shares of CTG common stock was $146,232. On June 28, 2001, the Company, CTG and a third party investor in CTG entered into a shares exchange and option agreement. Pursuant to the agreement, the Company returned 250,000 shares of CTG stock in exchange for $25,000 in July 2001. Upon receiving the $25,000 from CTG, the Company granted the third party investor an option to purchase 1,250,000 shares of CTG common stock owned by 1st Net at $.125 per share. At December 31, 2001, the Company held 3,922,614 shares of CTG common stock valued at $120,731. Additionally, the Company agreed to exchange 550,500 shares of its CTG's common stock with 550,500 shares of 1st Net's common stock owned by CTG. The share exchange was closed in January 2002.

During February 2002, the third party investor exercised the option to purchase 1,250,000 of the CTG stock owned by the Company, and paid the Company $156,250 ($.125/share). The sale reduced the number of shares of CTG common stock owned by the Company to 2,120,114. The Company recognized a gain on the sale of the CTG stock of $110,497 and reduced its cost basis in the CTG investment by $44,753.

In January 2002, the Company granted the third party investor another option to purchase an additional 1,370,114 shares of its CTG common stock at $.225 per share. This option was not exercised during its applicable term and expired in January 2003.

The Company's investment in CTG dropped to 13 percent at December 31, 2002. Due to the reduction in the percentage of ownership, the Company's investment in CTG was been reclassified as marketable securities that are available-for-sale.

SALE OF INTERNET PORTALS

In December 1999, we made a strategic decision to divest ourselves of the types of clients serviced by our subsidiary SSP Management and, where applicable, sell our information-based assets to companies whose long-term objective is to participate in the investor information business.

On February 23, 2000, SSP sold certain related assets to MarketByte, LLC. ("MarketByte") in exchange for a note receivable totaling $200,000 and 10 percent of any future non-cash consideration received by Marketbyte in connection with the assets, through June 2, 2002. Under this Asset Purchase Agreement, in the event that the consideration received from Marketbyte through June 2, 2002 does not equal or exceed $750,000, Marketbyte will be required to pay the Company the difference between $750,000 and the consideration previously paid to the Company in connection with the original Asset Purchase Agreement. Subsequently, there have been two amendments to this Agreement to date. They are:

In October 2000, the Company agreed to amend its Agreement with MarketByte to read, "Upon expiration of the contract period of this Agreement, and should Seller (Company) not have received the total sum of Six Hundred Thousand Dollars ($600,000) in cash and market value securities received or excess thereof, Buyer (MarketByte) shall agree to renegotiate in order to make up the difference between those amounts received by Seller and Six Hundred Thousand Dollars and such shall become due and owing immediately upon such date and the conclusion of the aforementioned negotiation." In consideration for agreeing to reduce the total value of the agreement by $150,000, the Company received from Buyer 50,000 shares of marketable securities, which were valued at $3.00 per share.

1st Net Technologies Annual Report

In December 2001, the Company again agreed to amend the MarketByte Agreement. This amendment states that "By mutual agreement Buyer and Seller do hereby agree to extend the payment period of such non-cash consideration as follows: a) MarketByte shall continue to pay 10 percent of any/all non-cash consideration (i.e. securities) it receives during its normal course of business until such time as the full amount owed has been received by Seller, with no specified time limit," and, "the parties also agree that as of the executed date of this Supplement the total amount of non-cash consideration due to the Seller is $370,886.25, which is figured by subtracting the amounts already paid by Buyer to date...minus the original amount owed of $400,000."

At December 31, 2003, MarketByte owed the Company $10,000 in cash and $317,655 in other non-cash consideration. Due to the uncertainty related to the collection of the "other consideration", no receivable has been recorded and any collections are recorded as income when received.

In August 2000, our two remaining newsletter publications and their respective databases were sold to a different unaffiliated party, Millennium Financial Publishing, LLC. (MFP) for an aggregate of $115,000 in cash and promissory notes for the remainder of the $1.5 million aggregate purchase price. Subsequent to the close of those agreements, MFP made payments to the Company totaling $50,000 before becoming in default on those Agreements. During the second quarter of 2001, the Company filed suit against MFP in District Court, Arapahoe County, Colorado for breach of contract and failure to pay under the promissory notes executed by the companies. On or about February 28, 2002, the Company decided to settle its suit with MFP in consideration of them paying us $2,500 in cash and $5,000 in marketable securities, as well as returning to the Company the non-exclusive rights to the databases and the exclusive rights to the other properties sold. MFP has not chosen not to honor the stipulations of this settlement as of December 31, 2003.

EMPLOYEES

As of December 31, 2003, the Company had no employees other than our President/CEO Mr. Watson. Mr. Watson currently receives no compensation for his services, other than reimbursements for expenses incurred on behalf of the Company.

ITEM 2. Description of Property

The Company maintains its executive offices at 1869 W. Littleton Blvd., Littleton, Colorado 80120. The Company paid $1,000 and $4,800 in rent for its office space during the years ended December 31, 2003 and 2002.

Our property and equipment as of December 31, 2003 consists of certain idle equipment at an estimated fair value of $2,000.

The Company defaulted on its capital lease obligations during 2001 and returned all of the equipment under capital leases to the lessors in August 2001. During the year ended December 31, 2003, the Company determined that one lease was the obligation o f an affiliate and not 1st Net Technologies. As a result, the Company wrote-off the $99,456 lease obligation during the year ended December 31, 2003. The Company remains liable for the remaining lease obligations which totaled $49,039 at December 31, 2003.

The Company moved out of its leased office space in August 2001 and left certain equipment and furniture as compensation to the lessor. The remaining lease commitment under the defaulted operating lease totaled $106,400 as of August 2001. The Company estimated a remaining lease liability of approximately $45,000 as of December 31, 2002, after subtracting the fair value of the abandoned equipment. Do to a change in ownership of the building where the office was located and the lack of contact with the landlord since 2001, management believes the probability of collection actions on the office lease is remote. Therefore, the Company wrote-off the $45,000 lease obligation during the year ended December 31, 2003.

1st Net Technologies Annual Report

ITEM 3. Legal Proceedings

As described toward the end of Item 1 above, we decided to settle our pending litigation against Millennium Financial Publishing, LLC ("MFP") in February 2002. MFP has so far chosen not to honor the stipulations of this settlement and thus no compensation has been received by the Company as a result of this action. The Company has chosen, at this time, not to expend the resources necessary to pursue this action, although we may pursue this suit in the future.

The Company was a party to the following lawsuits during 2003:

     1) During 2001, a suit was filed by L.A. Commercial Group, Inc. in the amount of $2,666. A default judgment was awarded against the Company in LA County, CA district court in 2002.

     3) In October, 2002, the Company entered into a representation agreement with the Law Office of Roy R. Withers, of San Diego, California, to represent the Company in a civil action against Mitchell & Shea, attorneys at law, for misuse of name and related damages. This action stems from the dismissal of the Company pursuant to a 2002 lawsuit, whereby the Company is seeking to recoup the fees and expenses it had to expend to defend itself in that suit. The Company is also asking the Court for punitive damages related to this case. The case is still pending as of March 31, 2004.

ITEM 4. Submission of Matters to a Vote of Security Holders

We did not submit any matters to a vote of security holders during the fourth quarter of the year ended December 31, 2003.

PART II

ITEM 5. Market for Common Equity, Related Shareholder Matters and Small business Issuer Purchases of Equity Securities

Our common stock trades on the NASD's Bulletin Board system under the symbol "FNTT." Although an active trading market for our Common Stock has at times existed in the past, currently our shares are only sporadically traded. Consequently, no meaningful market information is currently available.

To date, we have paid no dividends and do not anticipate paying dividends until we receive revenues in an amount which management determines to be sufficient.

The number of record holders of the Company's $.001 par value Common Stock at December 31, 2003, was approximately 1,500.

We did not issue or sell any shares of stock during the year ended December 31, 2003.

ITEM 6. Management's Discussion and Analysis or Plan of Operation

This discussion may contain forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in "Risks and Uncertainties" below. We undertake no obligation to release publicly the results of any revisions to these forward-looking statements to reflect events or circumstances arising after the date hereof.

OVERVIEW

Prior to August 2001, the Company had primarily been in the Internet commerce and services business since its inception in 1997. During 2001, the Company's Board of Directors decided to suspend its California operations and, subsequently, moved the Company's headquarters to Colorado, its state of incorporation. With the closing of its California operations, the Company maintains no current business operations, other than to manage its remaining assets and liabilities. The Company maintains one subsidiary corporation; SSP Management Corp. Our historical financial information contained in this Form 10-KSB is that of 1st Net Technologies, Inc. and SSP on a consolidated basis.

1st Net Technologies Annual Report

RESULTS OF OPERATIONS FOR THE YEARS ENDED DECEMBER 31, 2003 AND DECEMBER 31, 2002.

During the year ended December 31, 2003, the Company recognized net income totaling $442,127 as compared to net income of $32,123 during the year ended December 31, 2002. The net income recognized in 2003 was related to the following changes in revenues and expenses:

Operating expenses

Operating expenses totaling $15,839 in 2003 decreased $69,200 or 81.4 percent from $85,039 in 2002. The decrease in operating expenses is due to the cut-back of corporate activities and a related reduction in professional fees from $68,063 in 2002 to $13,274 in 2003.

Other Income and Expense

December 31, 2003

During the year ended December 31, 2003, other income includes a gain on the sale of assets of $45,380, gains on the write-down of payables, accruals, and lease obligations of $253,928, and a gain on the write-down of the accrued liabilities reserve totaling $158,668. There were no amounts recognized for these types of gains during the year ended December 31, 2002. The $45,380 gain on sale of assets is related to collections of "other consideration" on the MarketByte receivable, which is recorded as a gain when consideration is received.

The majority of the gain related to (1) the reduction of payroll tax accruals owed to the Internal Revenue Service from $93,791 to $40,000, for a net gain of $53,791, (2) the $99,456 gain recognized on the write-down of a capital lease obligation, and (3) the $45,000 gain recognized on the write-down of an office lease obligation.

The Company established a liabilities allowance at December 31, 2000 in the amount of $350,000 due to its plan to terminate operations. The Company recognized liabilities totaling $191,332 during the years ended December 31, 2003, 2002 and 2001, which reduced the allowance to $158,668. At December 31, 2003, management determined that the Company was no longer subject to such liabilities, that all corporate liabilities were known to the Company, and the liabilities allowance was no longer applicable. As a result, the Company wrote-off the $158,668 liabilities allowance.

December 31, 2002

During the year ended December 31, 2002, other income included gains from sale of marketable securities and investments totaling $117,562. The gains from sale of marketable securities were largely due to the sale of 1,250,000 shares of CTG stock for $156,250 in February 2002. The Company incurred a $4,000 loss on impairment of its idle assets during 2002.

LIQUIDITY AND CAPITAL RESOURCES

To date, we have been funded through sale of equity securities received from services, advances and loans from related parties, sale of SSP's operations, and proceeds from equity offerings. At December 31, 2002, the Company had cash and a net working capital deficit of $9,077 and $186,137, respectively. Our future source of capital will come from the remaining note receivable from prior sales of SSP's operations and disposal of equity securities held by the Company.

As of December 31, 2003, we had total assets of $21,782, including current assets of $19,282, investments of $500 and $2,000 in idle equipment. We had total liabilities (all current) of $205,419 as of December 31, 2003. We had an accumulated deficit of $6,204,456 and a shareholders' deficit of $183,637 at December 31, 2003.

As of December 31, 2002, we had total assets of $70,216, including current assets of $67,716, investments of $500 and $2,000 in idle equipment. We had total liabilities (all current) of $673,594 as of December 31, 2002. We had a retained loss of $6,646,583 and a shareholders' deficit of $603,378 at December 31, 2002.

Net cash used in operations was $50,674 in 2003 consisting the $442,127 of net income offset by the gain on sale of assets of $45,380, the gain on write-down of liabilities of $412,596, and the increase in payables and accruals of $34,825. Cash provided by investing activities was $80,380 in 2003 all related to proceeds from SSP's MarketByte receivable. Cash used in financing activities was $20,754 in 2003 all related to the repayment of promissory notes.

1st Net Technologies Annual Report

Net cash used in operations was $112,772 in 2002 primarily due to the gain realized on the sale of investments totaling $117,562. Cash provided by investing activities was $163,315 in 2002 all related to proceeds from the sale of investments. Cash used in financing activities was $55,000 in 2002 all related to the repayment of promissory notes. On a forward-looking basis, 1st Net and its 100 percent owned subsidiary SSP maintain only minimal holdings of marketable securities. It is impossible however to ascertain the actual amounts that will be eventually realized by the Company when these securities are sold. Management is not sure that proceeds from the sale of investments held in addition to cash payments to be received from the transactions described above, will be sufficient to make up projected shortfalls from the results of its operations through the next twelve months.

Prior to August 2001, the majority of our capital resources was expended: 1) on salaries and benefits to our employees, 2) to service our debt burden to vendors, and 3) to our professional consultants. Since September 2001, we have eliminated our employee burden completely. Today, our greatest needs for capital are to pay fees to our outside consultants, primarily legal and accounting, and to continue trying to service and restructure our debt burden with past vendors.

Our main source of capital is our Asset Purchase and Loan Agreement with MarketByte, LLC. Entered into during the first quarter of 2000, SSP concluded a sale of its newsletter OTCjournal.com for a $200,000 note receivable and 10 percent of the gross non-cash compensation the buyer realizes from the operation of OTCjournal.com. To date, there is approximately, $327,655 remaining to be paid to SSP from that contract, including $10,000 due on a note receivable and $317,655 in future other considerations. There can be no assurance that MarketByte can and will continue to honor its financial commitment under this Agreement. On July 11, 2001, the Company issued an option (Option #1) to purchase 1,250,000 common shares of its holdings in Children's Technology Group to DOC Partners, LLC (DOC) of Golden, Colorado. The option carried a strike price of $0.125 per share. On February 11, 2002, DOC exercised that option by issuing a check in the amount of $156,250 to the Company. On January 11, 2002, the Company agreed to issue a second and final option (Option #2) to DOC for 1,370,114 common shares at an exercise price of $0.225 per share. This option expired on January 11, 2003. At December 31, 2003, the Company holds 2,120,114 common shares in Children's Technology Group.

RISKS AND UNCERTAINTIES

The risks and uncertainties described below are those that we currently deem to be material and that we believe are specific to our Company. If any of these or other risks actually occurs, the trading price of our Common Stock could decline. We have a history of losses and absent the gains on the MarketByte agreement, the settlement of liabilities and the write-off of the liabilities reserve; we would have suffered a net loss in 2003. Also, because we expect our operating losses to continue into the future, we may never be profitable. We had an accumulated deficit of $6,344,042 at December 31, 2003. We incurred net income of $302,541 and $32,123 for the years ended December 31, 2003 and 2002, respectively, due to the previously described non-operating gains. While we are unable to predict accurately our future operating expenses, we currently expect our operating expenses to remain low, year-to-year, as we attempt to find a business combination that would be a suitable fit for the Company on a go-forward basis. If we fail to find a suitable business to acquire or combine with, we will not succeed.

We are much less likely to succeed than a business with an established operating history. You should consider an investment in our stock in light of the risks, uncertainties and difficulties frequently encountered by early-stage companies in new markets such as ours. We may not be able to successfully address any or all of these risks. Failure to adequately do so could cause our business, results of operations and financial condition to suffer. Our future financial performance also will depend, in part, on our ability to diversify our offerings by successfully developing, introducing and gaining customer acceptance of new products. We cannot assure you, however, that we will be successful in achieving market acceptance of any new products that we develop or acquire. Any failure or delay in diversifying our existing offerings could harm our business, results of operations and financial condition.

We face increasing competition from better-established companies that have significantly greater resources. Many of our current and potential competitors could enjoy substantial competitive advantages, such as:

  Greater corporate name recognition and larger marketing budgets and resources;
  Established marketing relationships and access to larger customer bases; and
  Substantially greater financial, technical and other resources.

1st Net Technologies Annual Report

In order to be successful we will need to seek out, identify, and negotiate certain favorable terms with an existing business entity or concept whose operations may be a good fit for the Company. However, problems commonly associated with such a transaction may eventually cause us to fail. Our future success will depend in part upon the ability of our management to effectively negotiate such a transaction. Such a transaction may require us to hire and train additional personnel to manage the expanded operations. In addition, we will be required to continue to improve our operational, financial and management controls and our reporting systems and procedures. If we fail to successfully manage these processes, we may be unable to proceed forward as a going concern. If we acquire any companies or technologies in the future, they could prove difficult to integrate, disrupt our business, dilute shareholder value and adversely affect operating results. We may acquire or make investments in complementary companies, services and technologies in the future. As a result, if we fail to properly evaluate and execute acquisitions or investments, our business and prospects will be seriously harmed.

If we have to go to court and litigate for any reason, it will be time consuming and expensive. Therefore, the threat of creditor lawsuits could adversely affect the Company's ability as a going concern.

In the future, we may seek to license additional technology or content in order to enhance our current features or to introduce new services. There can be no assurance that any such licenses will be available on commercially reasonable terms, if at all. The loss of or inability to obtain or maintain any of these technology licenses could result in delays in introduction of new services until equivalent technology, if available, is identified, licensed and integrated, which could have a material adverse effect on our business, results of operations and financial condition.

We are not sure of the scope or the impact on us of all of the laws, rules and regulations that are likely to affect our business in the future.

The securities industry in the United States is subject to extensive regulation under both federal and state laws. In addition, the Securities and Exchange Commission (the "Commission"), the NASD, various stock exchanges, and other regulatory bodies, such as state securities commissions, require strict compliance with their rules and regulations. As a matter of public policy, regulatory bodies are charged with safeguarding the integrity of the securities and other financial markets and with protecting the interests of customers participating in those markets. Our failure to comply with any of these laws, rules or regulations could result in censure, fine, or the issuance ofcease-and-desist orders, any of which could have a material adverse effect on our business, financial condition and operating results.

ITEM 7. Financial Statements

The Financial Statements are included on Pages F-1 through F-13.

ITEM 8. Changes In and Disagreements With Accountants on Accounting and Financial Disclosure

There have been no disagreements between the Company and its independent accountants on any matter of accounting principles or practices or financial statement disclosure.

ITEM 8A. Controls and Procedures

(a) Evaluation of disclosure controls and procedures.

Our Chief Executive Officer and Principal Accounting Officer has evaluated the effectiveness of our disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) as of the end of the period covered by this annual report (the "Evaluation Date"). Based upon such evaluation, the officer has concluded that, as of the Evaluation Date, our disclosure controls and procedures are effective in alerting him on a timely basis to material information relating to our Company (including our consolidated subsidiary) required to be included in our reports filed or submitted under the Exchange Act.

(b) Changes in internal controls over Financial Reporting.

During the most recent fiscal year, there have not been any significant changes in our internal controls over financial reporting or in other factors that could have materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting.

1st Net Technologies Annual Report

PART III

ITEM 9. Directors, Executive Officers, Promoters and Control Persons; Compliance with Section 16(a) of the Exchange Act

The Directors and Officers of the Company are as follows:

Name	Age	Positions and Offices Held

James H. Watson, Jr.	41	President, Chairman, Chief Executive Officer,
		Chief Financial Officer and Director
Daniel Nye	43	Director

There is no family relationship between any Director or Executive Officer of the Company.

The Company presently has no committees.

Set forth below are the names of all Directors and Executive Officers of the Company, all positions and offices with the Company held by each such person, the period during which he has served as such, and the business experience of such persons during at least the last five years:

James H. Watson, Jr., 41, has served as our President since December 2000 and as our Chief Executive Officer and Chairman of our Board of Directors since June 30, 1999. He has been a member of our Board since 1997. Mr. Watson currently devotes 40-50% of his time to our business. Mr. Watson is the Founder and the General Managing Member of Entrepreneur Investments, LLC (EI), a private financial consulting and investment firm that specializes in the unique needs of development stage companies. Started in 1996, EI has worked hand in hand with both public and private companies, assisting them with such critical issues as corporate capitalization, mergers/acquisitions, management placement, and business strategy. From 1995 to 1996, he was a Founder and Chief Operating Member of N8 Concepts, LLC, a private company that specialized in sports-related trademark licensing and event management. Mr. Watson has served on various Boards in recent years including Probook, Inc., Nicklebys.com, Inc., Children's Technology Group, Inc., and Mariah Communications. At present, Mr. Watson does not sit on any other Boards. Mr. Watson graduated from the University of Tennessee / Chattanooga in 1985 with a Bachelors degree in Political Science/Public Administration.

Daniel Nye, 43, has been the President of NYCON Resources Inc. since its inception in 1992. NYCON is a private corporation involved in natural resource exploration and investment, real estate investment, and securities speculation. Mr. Nye is responsible for identifying and structuring investment opportunities and strategic planning for NYCON. Mr. Nye received a BS degree in Aerospace Technology from Indiana State University.

SECTION 16(A) BENEFICIAL REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required during the year ended December 31, 2003, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

1st Net Technologies Annual Report

ITEM 10. Executive Compensation

BOARD OF DIRECTOR MEETINGS AND COMMITTEES

The Board of Directors held no meetings during the year ended December 31, 2003.

COMPENSATION SUMMARY

The following table sets forth the annualized base salary that we paid to our Chief Executive Officer. Mr. James H. Watson became our CEO on June 29, 1999 and has not received any cash compensation since accepting the position. None of our other executives or directors has received compensation. We reimburse our officers and directors for any reasonable out-of-pocket expenses incurred on our behalf.

Name and		Salary		Other
Principal Position	Year	Compensation	Bonus	Compensation

James H. Watson, Jr.	2003	$0	$0	$0
President, CEO	2002	$0	$0	$0

As of December 31, 2003, we had no group life, health, hospitalization, medical reimbursement or relocation plans in effect. Further, we had no pension plans or plans or agreements, which provide compensation on the event of termination of employment or change in control of the Company.

We do not pay members of our Board of Directors any fees for attendance or similar remuneration or reimburse them for any out-of-pocket expenses incurred by them in connection with our business.

COMPENSATION OF DIRECTORS
There was no compensation paid to any directors of 1st Net.

EMPLOYMENT AGREEMENTS
Currently, no employment agreements exist with any officer or employee.

LONG-TERM INCENTIVE PLAN
None.

1st Net Technologies Annual Report

ITEM 11. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

BENEFICIAL OWNERS

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares outstanding) of 1st Net on December 31, 2003 (at which date there were 6,395,357 shares issued and outstanding), by each person known by us to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock and by each person known by us to be a director or nominee or executive officer owning a beneficial interest in our equity securities.

Name and Address of	Amount of Class	Percent of	Title of
Beneficial Owner (a)	(Shares)	Class	Class

Entrepreneur Investments, LLC	118,500	1.85%	Common Stock
(a)(b)
APJW, Inc.	600,000	9.38%	Common Stock
(a)(b)
All Officers and Directors
as a Group (One Person)	718,500	11.23%	Common Stock

(a) All entities or persons listed have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

(b) James H. Watson is the managing member of Entrepreneur Investments, LLC., and also the President and sole shareholder of APJW, Inc.

CHANGES IN CONTROL

The Company knows of no arrangement, including the pledge by anyone of any securities of the Company, that may result in a change in control.

ITEM 12. Certain Relationships and Related Transactions

The Company borrowed funds from JW Holdings Corporation ("JW Holdings"), an affiliate under common control, for working capital during 2001. At December 31, 2001, the Company was indebted to the affiliate in the amount of $75,078. The Company borrowed $27,882 and $-0- from the affiliate and made payments of $48,636 and $30,000 in 2003 and 2002, respectively. Borrowings from the affiliate are non-interest bearing unless so stated at the time funds are advanced. The Company owed the affiliate $24,324 at December 31, 2003.

In September 2000, Daniel Nye, a Director, personally loaned the Company $50,000 in exchange for a promissory note. The note carried an interest rate of ten percent (10%) annually with a one (1) year term. In September 2001, Mr. Nye agreed to extend the note for six (6) additional months. On June 7, 2001, we paid interest accrued on this loan totaling $2,500. On February 12, 2002, we paid the entire principal due of $50,000 and Mr. Nye agreed to waive all remaining, accrued interest. Mr. Nye was not an affiliate of the Company at the time the loan was granted.

1st Net Technologies Annual Report

Item 13. Exhibits and Reports on Form 8-K

Reports on Form 8-K:

None.

Exhibits:

1st Net Technologies, Inc. includes herewith the following exhibits:

31.1 Certification of Chief Executive Officer and Principal Accounting Officer pursuant to Rule 13a-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1 Certification of Chief Executive Officer and Principal Accounting Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 14. Principal Accountant Fees and Services

1. Audit and Audit-Related Fees

During the year ended December 31, 2003, the Company's principal accountant billed $6,700 in fees that were directly associated with the preparation of annual audit reports and quarterly review reports. During the year ended December 31, 2002, the Company's principal accountant billed $7,794 in fees that were directly associated with the preparation of annual audit reports and quarterly review reports.

2. Tax Fees

During the year ended December 31, 2003, the Company's principal accountant billed $-0- in fees that were directly associated with the preparation of tax filings. During the year ended December 31, 2002, the Company's principal accountant billed $300 in fees that were directly associated with the preparation of filings.

3. All Other Fees

The Company's principal accountant did not bill any other fees during the years ended December 31, 2003 and 2002.

Audit Committee's Pre-Approval Policies and Procedures

Due to the fact that 1st Net Technologies has only one active officer and two directors, the Company does not have an audit committee at this time.

Percentage of Hours Expended

All hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributable to work performed by persons that are the principal accountant's full-time, permanent employees.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1st Net Technologies

Dated: April 12, 2004

By: /s/ James H. Watson, Jr.

James H. Watson, Jr.
Chief Executive Officer and
Principal Accounting Officer
of the Registrant

Pursuant to the requirements of the Security Exchange Act of 1934, as amended, this Report has been signed by the following persons in the capacities and on the dates indicated.

Dated: April 12, 2004

By: /s/ James H. Watson, Jr.

James H. Watson, Jr.
Chief Executive Officer and
Principal Accounting Officer
of the Registrant

1st Net Technologies Financial Statements

Page

Report of Independent Auditors	F-2

Consolidated Balance Sheet at December 31, 2003	F-3

Consolidated Statements of Operations
for the years ended December 31, 2003 and 2002	F-4

Consolidated Statement of changes in Shareholders’ Deficit
for the years ended December 31, 2003 and 2002	F-5

Consolidated Statements of Cash Flows
for the years ended December 31, 2003 and 2002	F-6

Notes to Consolidated Financial Statements	F-7

1st Net Technologies Financial Statements

To the Board of Directors and Shareholders:
1st Net Technologies, Inc.

REPORT OF INDEPENDENT AUDITORS

We have audited the accompanying consolidated balance sheet of 1st Net Technologies, Inc. (a Colorado corporation) and Subsidiary, as of December 31, 2003 and the related consolidated statements of operations, changes in shareholders' deficit and cash flows for the years ended December 31, 2003 and 2002. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of 1st Net Technologies, Inc., as of December 31, 2003 and the results of their operations and their cash flows for the years ended December 31, 2003 and 2002 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As shown in Note 2 to the consolidated financial statements, the Company has incurred net losses since inception and has a net capital deficit at December 31, 2003. These and other factors discussed in Note 2 to the consolidated financial statements raise a substantial doubt about the ability of the Company to continue as a going concern. Management's plans in regard to those matters are also described in Note 2. The Company's ability to achieve its plans with regard to those matters, which may be necessary to permit the realization of assets and satisfaction of liabilities in the ordinary course of business, is uncertain. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Cordovano and Honeck, P.C.

Cordovano and Phoneck, P.C.

Denver, Colorado
March 26, 2004

1ST NET TECHNOLOGIES, INC.
Consolidated Balance Sheet
December 31, 2003
Assets

Current Assets:
Cash	$9,077
Marketable securities (Note 5)	205
Note receivable (Note 4)	10,000

Total current assets	19,282

Investment, at cost (Note 6)	500
Idle equipment, at cost, net of accumulated depreciation of $9,599 (Note 7)	2,000

$21,782

Liabilities and Shareholders’ Deficit
Current Liabilities:
Accounts payable and accrued liabilities	$92,056
Indebtedness to related parties (Note 3)	24,324
Capital lease obligations (Note 8)	49,039
Accrued payroll and payroll taxes	40,000

Total current liabilities	205,419

Shareholders’ Deficit (Note 9):
Preferred stock, $.001 par value; 10,000,000 shares authorized,
0 shares issued and outstanding	-
Common stock, $.001 par value; 40,000,000 shares authorized,
6,395,357 shares issued and outstanding	6,395
Additional paid-in capital	6,093,485
Accumulated deficit	(6,204,456)
Accumulated other comprehensive income:
Unrealized holding loss on marketable securities	(79,061)

Total shareholders’ deficit	(183,637)

$21,782

See accompanying notes to consolidated financial statements

1ST NET TECHNOLOGIES, INC.
Consolidated Statements of Operations
	For the Years Ended
	December 31,
	2003	2002

Costs and expenses:
General and administrative expenses	$15,839	$85,039

Loss from operations	(15,839)	(85,039)

Other income (expense):
Realized gain/ (loss) on sale of investments	-	117,562
Interest expense	(10)	-
Gain on sale of assets	45,380	-
Gain on debt restructure (Note 12)	412,596	-
Impairment of idle assets (Note 7)	-	(4,000)
Other income	-	3,600

Income before income taxes	442,127	32,123

Provision for income taxes	-	-

Net income	$442,127	$32,123

Basic and diluted income per share	$0.07	$0.00

Weighted average common shares outstanding	6,395,357	6,479,511

See accompanying notes to consolidated financial statements

1ST NET TECHNOLOGIES, INC.
Consolidated Statement of
Changes in Shareholders' Deficit
	Table Split - See Below
						Common
	Preferred Stock			Common Stock		Stock
	Shares		Par Value	Shares	Par Value	Warrants

Balance at January 1, 2002	-		$-	6,945,857	$6,946	$177,022
Shares reacquired in exchange for
552,500 shares of CTG (Note 6)	-		-	(550,500)	(551)	-
Common stock warrants expired (Note 9)	-		-	-	-	(177,022)
Comprehensive loss:
Unrealized loss on investments held for sale -			-	-	-	-
Net income	-		-	-	-	-
Total comprehensive loss
Balance at December 31, 2002	-		-	6,395,357	6,395	-
Comprehensive loss:
Unrealized loss on investments held for sale -			-	-	-	-
Net income	-		-	-	-	-
Total comprehensive loss
Balance at December 31, 2003	-	$	- $	6,395,357	$6,395	$-

Table Split - See Above
			Other
			Comprehensive
			Income

	Additional		Unrealized
	Paid-In	Accumulated	Holding
	Capital	Deficit	Loss	Total

Balance at January 1, 2002	$5,915,912	$(6,678,706)	$-	$(578,826)
Shares reacquired in exchange for
552,500 shares of CTG (Note 6)	551	-	-	-
Common stock warrants expired (Note 9)	177,022	-	-	-
Comprehensive loss:
Unrealized loss on investments held for sale	-	-	(56,675)	(56,675)
Net income	-	32,123	-	32,123
Total comprehensive loss				(24,552)

Balance at December 31, 2002	6,093,485	(6,646,583)	(56,675)	(603,378)
Comprehensive loss:
Unrealized loss on investments held for sale	-	-	(22,386)	(22,386)
Net income	-	442,127	-	442,127
Total comprehensive loss				419,741

Balance at December 31, 2003	$6,093,485	$(6,204,456)	$(79,061)	$(183,637)

See accompanying notes to consolidated financial statements

1ST NET TECHNOLOGIES, INC.
Consolidated Statements of Cash Flows
	For the Years Ended
	December 31,
	2003	2002

Cash flows from operating activities:
Net income (loss)	$442,127	$32,123
Adjustments to reconcile net income (loss) to
net cash used by operating activities:
Gain on sale of assets	(45,380)	-
Asset impairment	-	4,000
Realized gain on sale of investments	-	(117,562)
Gain on debt restructure (Note 12)	(412,596)	-
Changes in current assets and liabilities:
Accounts receivable	-	2,060
Accounts payable and accrued liabilities	(34,825)	(33,393)

Net cash used in operating activities	(50,674)	(112,772)
Cash flows from investing activities:
Proceeds from receipt of note receivable	80,380	-
Proceeds from sale of marketable securities, net	-	163,315

Net cash provided by investing activities	80,380	163,315
Cash flows from financing activities:
Repayment of notes payable	-	(55,000)
Proceeds from related party loans (Note 2)	27,882	-
Repayment of related party loans (Note 2)	(48,636)	-

Net cash used in financing activities	(20,754)	(55,000)

Net change in cash	8,952	(4,457)
Cash, beginning of period	125	4,582

Cash, end of period	$9,077	$125

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$-	$-

Taxes	$-	$-

See accompanying notes to consolidated financial statements

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

1. Organization

1st Net Technologies, Inc. (the "Company" or "1st Net") was primarily in the Internet commerce and services business from its inception in 1997 through August 2001. The Company conducted its business operations through SSP Management Corp. ("SSP"), its wholly owned subsidiary. SSP provided Internet public relations and Internet newsletters and sold substantially all of its operations in 2000. At December 31, 2003, SSP remains wholly-owned by 1st Net. The Company ceased operations and moved its headquarters from San Diego, California to Denver, Colorado in August 2001. Since August 2001, the Company has been a shell company in search of a merger candidate. Recent operations have consisted of debt restructuring.

2. Significant accounting policies

Going concern

The Company's financial statements have been prepared under the assumption it will continue as a going concern. Realization of the Company's assets in the accompanying financial statements is dependent upon the continued operation of the Company. In order to continue operations, the Company must raise additional funds by incurring new debt, raising new equity or liquidating investment securities. There is no assurance the Company will be successful in acquiring the working capital necessary to continue as a going concern. The Company is operating through the forbearance of its creditors.

Principles of consolidation

The consolidated financial statements include the accounts of the Company and SSP. All significant intercompany accounts and transactions have been eliminated in consolidation. The accompanying financial statements have been prepared on a consolidated basis as if common control was established as of the inception of SSP.

Estimates and assumptions

The preparation of the financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities; disclosure of contingent assets and liabilities at the date of the financial statements; and the reported amounts of revenues and expenses during the reporting period. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents

The Company considers all highly liquid debt instruments purchased with an original maturity of three months or less to be cash equivalents. The Company had no cash equivalents at December 31, 2003.

Investments

Marketable securities are stated at market value as determined by the most recently traded price of the security at the balance sheet date. The Company's marketable securities have been classified as available-for-sale securities in accordance with Statement of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities. The unrealized gains and losses on available-for-sale securities are reported as a separate component of shareholders' equity, using the specific identification method.

Idle equipment

At December 31, 2003, the Company's idle equipment consisted of computer equipment. The net book value of this equipment totals $2,000. In the opinion of management, the net book value of the idle equipment is not in excess of the net realizable value.

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

Impairment and disposal of long-lived assets

The Company evaluates the carrying value of its long-lived assets under the provisions of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Statement No. 144 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted future cash flows estimated to be generated by those assets are less than the assets' carrying amount. If such assets are impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying value or fair value, less costs to sell.

Fair value of financial instruments

The Company estimates the fair value of its monetary assets and liabilities based upon existing interest rates related to such assets and liabilities compared to current rates of interest for instruments with a similar nature and degree of risk. The Company estimates that the carrying values of its monetary assets and liabilities approximate their fair values as of December 31, 2003 due to the short-term maturity of those instruments.

Comprehensive income

SFAS No. 130, Reporting Comprehensive Income, requires that all components of comprehensive income, including net income, be reported in the financial statements in the period in which they are recognized. Comprehensive income is defined as the change in equity during a period from transactions and other events and circumstances from non-owner sources. Net income (loss) and other comprehensive income, including unrealized gains and losses on investments held for sale, shall be reported net of their related tax effect, to arrive at comprehensive income (loss).

Earnings per share

Earnings per share is computed in accordance with SFAS No. 128, Earnings Per Share and SEC Staff Accounting Bulletin (or SAB) No. 98. Under the provisions of SFAS No. 128, basic earnings per share is computed by dividing the net loss for the period by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed by dividing the net loss for the period by the weighted average number of common and common equivalent shares outstanding during the period. Under the provisions of SAB No. 98, common shares issued for nominal consideration are included in the per share calculations as if they were outstanding for all periods presented. Potentially dilutive securities include options and warrants that were excluded from basic and diluted earnings per share because of their anti-dilutive effect. Anti-dilutive securities outstanding totaled 625,000 and 625,000 at December 31, 2003 and 2002, respectively.

Stock-based compensation

The Company has elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees ("APB 25"), and related interpretations in accounting for its employee stock options because the alternative fair value accounting provided for under SFAS No. 123, Accounting for Stock-Based Compensation, requires the use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, when the exercise price of the Company's employee stock options is not less than the deemed fair value for the underlying stock on the date of grant, no compensation expense is recognized. At the time stock options were granted, the exercise price was at a price not less than the fair value of the underlying common stock.

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

3. Related party transactions

The Company borrowed funds for working capital from an affiliate during 2001. At December 31, 2001, the Company was indebted to the affiliate in the amount of $75,078. The Company borrowed $27,882 and $-0- from the affiliate and made payments of $48,636 and $30,000 in 2003 and 2002, respectively. Borrowings from the affiliate are non-interest bearing unless so stated at the time funds are advanced. The Company owed the affiliate $24,324 at December 31, 2003.

At December 31, 2001, the Company was indebted to two related parties pursuant to promissory notes totaling $50,000 and $5,000, respectively. The Company repaid both notes during 2002.

4. Notes Receivable

On February 23, 2000, SSP sold an Internet newsletter published by the Company along with certain related assets to Marketbyte, L.L.C. ("Marketbyte") for a $200,000 promissory note and $550,000 in other future consideration. Other future consideration consists of 10% of any future consideration received by Marketbyte in connection with the newsletter through June 2, 2002. SSP and Marketbyte amended the sale agreement in October 2000 and again in December 2001. The amended terms reduced other future consideration from $550,000 to $400,000 and cancelled the June 2, 2002 due date for other future considerations. Marketbyte has paid $190,000 towards the note and $82,345 in other consideration through December 31, 2003. At December 31, 2003, the balance on the promissory note of $10,000 is included in the accompanying consolidated financial statements as "Note receivable". Due to the uncertainty related to the collection of the "other consideration", no receivable has been recorded and any collections are recorded as income when received.

5. Marketable securities

Marketable securities are stated at their fair value and consisted of the following at December 31, 2003:

		Unrealized	Unrealized	Fair
2003	Cost	Gain	Loss	Value

Equity Securities	$22,591	$-	$(22,386)	$205

		Unrealized	Unrealized	Fair
2002	Cost	Gain	Loss	Value

Equity Securities	$79,266	$688	$(57,363)	$22,591

The Company received net proceeds from sale of equity securities held in the amount of $-0- and $163,315 and realized a gain in the amount of $-0- and $117,562, in 2003 and 2002 respectively. The Company recorded net accumulated comprehensive losses on available-for-sale securities totaling $22,386 and $56,675 during the years ended December 31, 2003 and 2002, respectively.

6. Investments

CTG common stock

At January 1, 2001, the cost basis in the 4,172,614 shares of CTG common stock was $146,232. On June 28, 2001, the Company, CTG and a third party investor in CTG entered into a shares exchange and option agreement. Pursuant to the agreement, the Company returned 250,000 shares of CTG stock in exchange for $25,000 in July 2001. Upon receiving the $25,000 from CTG, the Company granted the third party investor an option to purchase 1,250,000 shares of CTG common stock owned by 1st Net at $.125 per share. At December 31, 2001, the Company held 3,922,614 shares of CTG common stock valued at $120,731. Additionally, the Company agreed to exchange 550,500 shares of its CTG's common stock with 550,500 shares of 1st Net's common stock owned by CTG. The share exchange was closed in January 2002.

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

During February 2002, the third party investor exercised the option to purchase 1,250,000 of the CTG stock owned by the Company, and paid the Company $156,250 ($.125/share). The sale reduced the number of shares of CTG common stock owned by the Company to 2,120,114. The Company recognized a gain on the sale of the CTG stock of $110,497 and reduced its cost basis in the CTG investment by $44,753.

The Company's investment in CTG dropped to 13 percent during the year ended December 31, 2002. Due to the reduction in the percentage of ownership, the Company's investment in CTG was reclassified as marketable securities that are available-for-sale and the investment was written down to market value. During the years ended December 31, 2003 and 2002, the Company recorded unrealized losses on the CTG investment totaling $21,201 and $23,552, respectively.

Other investments

During the year ended December 31, 2002, the Company sold another investment to a third party investor for $7,065. The Company recognized a gain on the sale for $7,065 as the investment had previously been written off by the Company.

The Company holds one other equity investment in a private company valued at cost, after an allowance for permanent decline in value, in the amount of $500 at December 31, 2003.

7. Idle equipment

In August 2001, the Company returned all property under capital leases to the financial institutions and gave most of its remaining property and equipment to a third party vendor for an unpaid office lease obligation. The Company retained certain equipment and its associated software, which has been idle since August 2001. The Company expects to dispose the remaining equipment in its foreseeable future. The Company recorded an asset impairment charge totaling $4,000 during the year ended December 31, 2002. The idle equipment has an estimated net realizable value of $2,000 at December 31, 2003.

Idle equipment consists of the following at December 31, 2003:

Computer equipment	$11,599
Less accumulated depreciation	(9,599)

$2,000

There was no depreciation expense recorded during the years ended December 31, 2003 and 2002.

8. Lease obligations

The Company defaulted on its capital lease obligations during 2001 and returned all of the equipment under capital leases to the lessors in August 2001. During the year ended December 31, 2003, the Company determined that one lease was the obligation o f an affiliate and not 1st Net Technologies. As a result, the Company wrote-off the $99,456 lease obligation during the year ended December 31, 2003 (see Note 12). The Company remains liable for the remaining lease obligations which totaled $49,039 at December 31, 2003.

The Company relocated in August 2001 and left certain equipment and furniture as compensation to the lessor. The remaining lease commitment under the defaulted operating lease totaled $106,400 as of August 2001. The Company estimated a remaining lease liability of approximately $45,000 as of December 31, 2002, after subtracting the fair value of the abandoned equipment. Do to a change in ownership of the building where the office lease was located and the lack of contact with the landlord since 2001, management believes the probability of collection actions on the office lease is remote. Therefore, the Company wrote-off the $45,000 lease obligation during the year ended December 31, 2003 (see Note 12).

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

9. Shareholders' deficit

Preferred stock

The Board of Directors is authorized to issue shares of preferred stock in series and to fix the number of shares in such series as well as the designation, relative rights, powers, preferences, restrictions, and limitations of all such series. The Company had no preferred shares issued and outstanding at December 31, 2003.

Options and warrants

The Company accounts for all stock options under SFAS No. 123. However, as permitted by SFAS No. 123, the Company accounts for stock options granted to employees and stock options granted to nonemployees, in a different manner. Directors, acting in their capacity as directors, are considered employees.

The Company has elected to account for stock options granted to employees under the "intrinsic value method" whereby no compensation expense is recorded if the option's price equals or exceeds the fair value of the underlying stock. The Company accounts for stock options granted to consultants and other providers under the "fair value method" whereby compensation expense is recorded for the excess of the fair value of the option over the market price of the underlying stock. On October 31, 2002, 236,200 warrants expired. The Company recorded a capital contribution of $177,022 upon expiration of the warrants.

Under SFAS No. 123, when the intrinsic value method is elected, compensation expense is also measured under the fair value method, but reported on a "pro forma" basis. However, there was no pro forma effect related to the Company's options and warrants during the years ended December 31, 2003 and 2002.

Following is a schedule of changes in the Company's outstanding warrants and options for years ended December 31, 2003 and 2002:

			Weighted	Weighted
			Average	Average
		Number	Exercise	Remaining
Options/Warrants	Number	Exercisable	Price	Life

Outstanding at January 1, 2002	861,200	411,200	$3.39	2 years
Granted	-	-	-	-
Exercised	-	-	-	-
Expired	(236,200)	-	$5.48	-
Cancelled	-	-	-	-

Outstanding at December 31, 2002	625,000	625,000	$2.60	1 year
Granted	-	-	-	-
Exercised	-	-	-	-
Expired	-	-	-	-
Cancelled	-	-	-	-

Outstanding at December 31, 2003	625,000	625,000	$2.60	2 months

1ST NET TECHNOLOGIES, INC.
Notes to Consolidated Financial Statements

10. Income taxes

A reconciliation of the U.S. statutory federal income tax rate to the effective rate is as follows:

	2003	2002

Federal income tax rate	34.00%	15.00%
State income tax rate, net of Federal benefit	3.06%	3.94%
Net operating loss for which no tax benefit
is currently available	-37.06%	-19.94%

	0.00%	0.00%

At December 31, 2003, deferred taxes consisted of a net tax asset of $2,100,843, due to operating loss carryforwards of $6,204,456, which was fully allowed for, in the valuation allowance of $2,100,843. The valuation allowance offsets the net deferred tax asset for which there is no assurance of recovery. The change in the valuation allowance for the years ended December 31, 2003 and 2002 totaled $(163,834) and $(6,083). Net operating loss carryforwards will expire through 2021. The valuation allowance will be evaluated at each balance sheet date, considering positive and negative evidence about whether the asset will be realized. At that time, the allowance will either be increased or reduced; reduction could result in the complete elimination of the allowance if positive evidence indicates that the value of the deferred tax asset is no longer impaired and the allowance is no longer required. Should the Company undergo an ownership change as defined in Section 382 of the Internal Revenue Code, the Company's tax net operating loss carryforwards generated prior to the ownership change will be subject to an annual limitation, which could reduce or defer the utilization of these losses.

11. Commitments and contingencies

During 2002, the Company received a demand for payment of approximately $135,000 from Diagnostic Recovery Services, Inc. on behalf of CIT Group. The Company denies any knowledge of liability related to this claim. There was no litigation related to this claim as of the date of this report. The Company has not accrued any liability specifically related to this claim.

12. Extinguished liabilities

During the year ended December 31, 2003, the Company recognized a gain on the write-down of certain payables and accruals totaling $253,928. The majority of the gain related to (1) the reduction of payroll tax accruals owed to the Internal Revenue Service from $93,791 to $40,000, for a net gain of $53,791, (2) the $99,456 gain recognized on the write-down of a capital lease obligation (see Note 8), and (3) the $45,000 gain recognized on the write-down of an office lease obligation (see Note 8). The total gain of $253,928 is included in the accompanying consolidated financial statements as "Gain on debt restructure".

The Company established a liabilities allowance at December 31, 2000 in the amount of $350,000 due to its plan to terminate operations. The Company recognized liabilities totaling $191,332 during the years ended December 31, 2003, 2002 and 2001, which reduced the allowance to $158,668. At December 31, 2003, management determined that the Company was no longer subject to such liabilities, that all corporate liabilities were known to the Company, and the liabilities allowance was no longer applicable. As a result, the Company wrote-off the $158,668 liabilities allowance, which is included in the accompanying consolidated financial statements as "Gain on debt restructure".

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-QSB

(Mark One)

[X] Quarterly report under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the quarterly period ended September 30, 2004

[ ] Transition report under Section 13 or 15(d) of the Exchange Act For the transition period from
______
to
______

Commission file number: 000-27145

1st Net Technologies

(Exact name of small business issuer in its charter)
Colorado

(State or jurisdiction of
incorporation or organization)
33-0756798

(I.R.S. Employer Identification No.)
1869 W. Littleton Blvd.
Littleton, CO 80120

(Address of principal executive offices)

(303) 738-8994 (Issuer's telephone number)

Check whether the issuer (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes [ X ] No [ ]

As of November 3, 2004, there were 6,395,357 shares of the Registrant's common stock outstanding.

Transitional Small Business Disclosure format: Yes [ ] No [ X ]

1

FORM 10-QSB 3RD QUARTER

INDEX

		Page

PART 1 - FINANCIAL INFORMATION

Item 1.	Financial Statements

Condensed consolidated balance sheet, September 30, 2004 unaudited)		3
Condensed consolidated statements of operations, three and nine months
ended September 30, 2004 (unaudited) and 2003 (unaudited)		4
Condensed consolidated statements of cash flows, nine months
ended September 30, 2004 (unaudited) and 2003 (unaudited)		5
Notes to unaudited condensed consolidated financial statements		6

Item 2.	Management's Discussion and Analysis or Plan of Operation	8

Item 3.	Controls and Procedures	10

PART 2 - OTHER INFORMATION

Item 1.	Legal Proceedings	10
Item 2.	Unregistered Sales of Equity Securities and Use of Proceeds	10
Item 3.	Defaults Upon Senior Securities	10
Item 4.	Submission of Matters to a Vote of Security Holders	10
Item 5.	Other Information	10
Item 6.	Exhibits	11

Signatures		11

2

1ST NET TECHNOLOGIES, INC.
Condensed Consolidated Balance Sheet
(Unaudited)

September 30, 2004
	Assets
Current Assets:
Cash		$8,316
Marketable securities		205

Total current assets		8,521

Investment, at cost		500

		$9,021

Liabilities and Shareholders’ Deficit

Current liabilities:
Accounts payable and accrued liabilities		$82,277
Indebtedness to related party (Note 2)		10,001
Capital lease obligations		49,039
Accrued payroll and payroll taxes		40,000

Total current liabilities		181,317

Shareholders’ deficit:
Preferred stock		-
Common stock		6,396
Additional paid-in capital		6,093,485
Accumulated deficit		(6,193,115)
Accumulated other comprehensive income:
Unrealized holding loss on marketable securities		(79,061)

Total shareholders’ deficit		(172,296)

		$9,021

See accompanying notes to condensed consolidated financial statements

3

1ST NET TECHNOLOGIES, INC.
Condensed Consolidated Statements of Operations
(Unaudited)
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2004	2003	2004	2003

Costs and expenses:
General and administrative expenses	2,766	1,561	13,226	5,010

Loss from operations	(2,766)	(1,561)	(13,226)	(5,010)

Other income (expense):
Gain on sale of assets (Note 4)	-	4,102	23,545	15,842
Gain on accounts payable settlement	-	-	1,630	-
Impairment of idle assets (Note 6)	-	-	(1,701)	-
Other income (note 5)	-	-	1,093	-

Income before income taxes	(2,766)	2,541	11,341	10,832

Provision for income taxes (Note 3)	-	-	-	-

Net income	(2,766)	2,541	11,341	10,832

Basic and diluted income per share	(0.00)	0.00	0.00	0.00

Weighted average common shares outstanding	6,395,357	6,395,357	6,396,357	6,395,357

See accompanying notes to condensed consolidated financial statements

4

1ST NET TECHNOLOGIES, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
	Nine Months Ended
	September 30,
	2004	2003

Net cash used in operating activities	$(19,983)	$(42,486)

Cash flows from investing activities:
Proceeds from receipt of note receivable (Note 4)	33,545	15,842

Net cash provided by investing activities	33,545	15,842

Cash flows from financing activities:
Proceeds from related party loans	-	30,002
Repayment of related party loans (Note 2)	(14,323)	(3,000)

Net cash (used in) provided by financing activities	(14,323)	27,002

Net change in cash	(761)	358

Cash, beginning of period	9,077	125

Cash, end of period	$8,316	483

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	-	-

Income taxes	-	-

See accompanying notes to condensed consolidated financial statements

5

1ST NET TECHNOLOGIES, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 1: Basis of presentation

The interim financial statements presented herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"). Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. The interim financial statements should be read in conjunction with the Company's annual financial statements for the year ended December 31, 2003, notes and accounting policies thereto included in the Company's Annual Report on Form 10-KSB as filed with the SEC.

The accompanying condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, SSP Management Corporation ("SSP"). Intercompany transactions and balance were eliminated in consolidation.

In the opinion of management, all adjustments (consisting only of normal recurring adjustments) which are necessary to provide a fair presentation of operating results for the interim periods presented have been made. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the year.

Interim financial data presented herein are unaudited.

Note 2: Related Party

As of December 31, 2003, the Company owed an officer $24,324 for working capital advances. The advances do not carry an interest rate and are due on demand. During the nine months ended September 30, 2004, the Company repaid $14,323. The balance of $10,001 owed to the officer at September 30, 2004 is included in the accompanying condensed consolidated financial statements as "Indebtedness to related party".

Note 3: Income Tax

The Company records its income taxes in accordance with Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes". The Company has incurred significant net operating losses since inception resulting in a deferred tax asset, which was fully allowed for; therefore, the net benefit and expense resulted in $-0- income taxes.

Note 4: Note Receivable

As of December 31, 2003, SSP was owed $10,000 on a promissory note and $317,655 in "other consideration" as part of the sale of its Internet newsletter in February 2000. During the nine months ended September 30, 2004, SSP received the final $10,000 payment on the promissory note and $23,545 towards the other consideration. Due to the uncertainty related to the collection of the "other consideration", no receivable has been recorded and any collections are recorded as income when received.

6

1ST NET TECHNOLOGIES, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Note 5: Lawsuit Settlement

In October, 2002, the Company entered into a representation agreement with the Law Office of Roy R. Withers, of San Diego, California, to represent the Company in a civil action against Mitchell & Shea, attorneys at law, for misuse of name and related damages. This action stemmed from the dismissal of the Company pursuant to a 2002 lawsuit, whereby the Company is seeking to recoup the fees and expenses it had to expend to defend itself in that suit. During January 2004, the parties settled the action and the Company received net proceeds of $1,093, after deducting costs incurred to obtain the settlement. The net proceeds are included in the accompanying condensed consolidated financial statements as "Other Income".

Note 6: Equipment Sale

During April 2004, the Company sold its idle equipment for net proceeds of $299, after deducting costs to sell the equipment. The idle equipment had a book value of $2,000 prior to the sale. As a result, the Company recorded an asset impairment charge of $1,701 to reduce the book value of the idle equipment to its fair value as of March 31, 2004.

Note 7: Letter of Intent

On August 30, 2004, the Company entered into an Agreement and Plan of Reorganization with VOS Systems, Inc., ("VOS") a San Diego, California based company that specializes in voice activated electronic controls. The Agreement provides for the reorganization of VOS with the Company, with the Company adopting the name VOS Systems, Inc. In connection with the Agreement, the Company would acquire all of the issued and outstanding common shares of VOS in exchange for approximately 36,050,000 shares of the Company's common stock. At the closing of the Agreement, current shareholder of VOS would own approximately 85% of the outstanding common stock of the Company, resulting in a change in control.

The Agreement had not closed as of September 30, 2004.

7

Part I

ITEM II:

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the consolidated financial statements and notes thereto. In addition to historical information, this Quarterly Report on Form 10-QSB contains forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially. Factors that might cause or contribute to such differences include, but are not limited to; those discussed in the section entitled "Risks and Uncertainties." You should carefully review the risks described in other documents we file from time to time with the Securities and Exchange Commission, including future Quarterly Reports on Form 10-QSB to be filed in 2003. When used in this report, the words "expects," "anticipates," "intends," "plans," "believes," "seeks," "targets," "estimates," and similar expressions are generally intended to identify forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Quarterly Report on Form 10-QSB. We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this document.

OVERVIEW

The Company maintains no current business operations, other than to manage its remaining assets and liabilities. The Company currently has no on-going revenue generating sources. The Company's main efforts continue to be centered on an attempt to satisfy the claims of our various creditors. The Company has consulted with a Corporate Bankruptcy/Reorganization Specialist in order to determine which course of action would provide the Company with the opportunity to remain as a going concern. Until the Company feels that it can no longer negotiate a settlement with its remaining creditors, no definitive decision will be made with regard to this course of action. It should be anticipated, however, that the Company might have to seek either creditor protection or, possibly, liquidation at some point in the future. The Company maintains one subsidiary corporation; SSP Management Corp ("SSP"), which is wholly-owned. Our historical financial information contained in this Form 10-QSB is that of 1st Net Technologies, Inc. and SSP on a consolidated basis. On August 30, 2004, the Company entered into an Agreement and Plan of Reorganization with VOS Systems, Inc., ("VOS") a San Diego, California based company that specializes in voice activated electronic controls. The Agreement provides for the reorganization of VOS with the Company, with the Company adopting the name VOS Systems, Inc. In connection with the Agreement, the Company would acquire all of the issued and outstanding common shares of VOS in exchange for approximately 36,050,000 shares of the Company's common stock. At the closing of the Agreement, current shareholder of VOS would own approximately 85% of the outstanding common stock of the Company, resulting in a change in control. The Agreement had not closed as of September 30, 2004.

RESULTS OF OPERATIONS

Operating expenses

The Company currently maintains minimal operating expenses, mostly relating to accounting expenses and SEC filing fees.

Other income and expense

The Company will recognize additional gains from the assets sold in prior years, as the proceeds are received on the notes receivable and option agreements from the respective buyers. The Company has chosen to recognize the gain on sale of the newsletter in accordance with the installment method due to the uncertainties involved with the receipt of future payments from the buyer(s). During the nine months ended September 30, 2004, the Company collected $33,545 from the sale of the newspaper of which $10,000 was related to the final payment on the Marketbyte note receivable and $23,545 was recognized as a gain on sale of assets related to collections of "other consideration" on the MarketByte receivable.

8

LIQUIDITY AND CAPITAL RESOURCES

At September 30, 2004, the Company had $8,521 in total current assets from which to pay its obligations. The Company's current liabilities total $181,317, which includes capital lease obligations of $49,039 and payroll tax accruals of $40,000. At September 30, 2004, the Company had a cash balance of $8,316.

On a going forward basis, 1st Net and its 100 percent owned subsidiary SSP continue to maintain holdings of restricted and marketable securities. It is not possible, however, to ascertain the actual value that will be eventually realized by the Company when these securities are sold.

RISKS AND UNCERTAINTIES

The current focus of our Company is the potential acquisition of VOS, a private operating company. However, should we fail to close this transaction, the future of our Company will depend, largely, on our ability to successfully develop or acquire new products or services. There is no assurance, however, that we will be successful in achieving market acceptance of any such new products or services that we develop or acquire. Any failure or delay in diversifying our existing offerings could further harm our business, results of operations and financial condition.

We face increasing competition from better-established companies that have significantly greater resources. Many of our current and potential competitors could enjoy substantial competitive advantages, such as:

  Greater corporate name recognition and larger marketing budgets and resources;
  Established marketing relationships and access to larger customer bases; and
  Substantially greater financial, technical and other resources.

In order to be successful we may need to seek out, identify, and negotiate certain favorable terms with an existing business entity or concept whose operations may be a good fit for the Company. However, problems commonly associated with such a transaction may eventually cause us to fail. Our future success will depend in part upon the ability of our management to effectively negotiate such a transaction. Such a transaction may require us to hire and train additional personnel to manage the expanded operations. In addition, we will be required to continue to improve our operational, financial and management controls and our reporting systems and procedures. If we fail to successfully manage these processes, we may be unable to proceed forward as a going concern. If we acquire any companies or technologies in the future, they could prove difficult to integrate, disrupt our business, dilute shareholder value and adversely affect operating results. We may acquire or make investments in complementary companies, services and technologies in the future. As a result, if we fail to properly evaluate and execute acquisitions or investments, our business and prospects will be seriously harmed.

If we have to go to court and litigate for any reason, it will be time consuming and expensive. Therefore, the threat of creditor lawsuits could adversely affect the Company's ability as a going concern.

In the future, we may seek to license additional technology or content in order to enhance our current features or to introduce new services. There can be no assurance that any such licenses will be available on commercially reasonable terms, if at all. The loss of or inability to obtain or maintain any of these technology licenses could result in delays in introduction of new services until equivalent technology, if available, is identified, licensed and integrated, which could have a material adverse effect on our business, results of operations and financial condition. We are not sure of the scope or the impact on us of all of the laws, rules and regulations that are likely to affect our business in the future.

The securities industry in the United States is subject to extensive regulation under both federal and state laws. In addition, the Securities and Exchange Commission (the "Commission"), the NASD, various stock exchanges, and other regulatory bodies, such as state securities commissions, require strict compliance with their rules and regulations. As a matter of public policy, regulatory bodies are charged with safeguarding the integrity of the securities and other financial markets and with protecting the interests of customers participating in those markets. Our failure to comply with any of these laws, rules or regulations could result in censure, fine, the issuance of a cease-and-desist orders, any of which could have a material adverse effect on our business, financial condition and operating results.

9

Part I.

Item III. CONTROLS AND PROCEDURES

(a) Evaluation of disclosure controls and procedures.

Our Chief Executive Officer and Principal Accounting Officer has evaluated the effectiveness of our disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) as of the end of the period covered by this quarterly report (the "Evaluation Date"). Based upon such evaluation, the officer has concluded that, as of the Evaluation Date, our disclosure controls and procedures are effective in alerting him on a timely basis to material information relating to our Company (including our consolidated subsidiary) required to be included in our reports filed or submitted under the Exchange Act.

(b) Changes in internal controls over Financial Reporting.

During the most recent quarter, there have not been any significant changes in our internal controls over financial reporting or in other factors that could have materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting.

PART II - OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

As reported in our filed annual report, we decided to settle our pending litigation against Millennium Financial Publishing, LLC ("MFP") in February 2002. MFP has so far chosen not to honor the stipulations of this settlement and thus no compensation has been received by the Company as a result of this action. The Company has chosen, at this time, not to expend the resources necessary to pursue this action, although we may pursue this suit in the future.

ITEM 2. UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

No events occurred during the quarter covered by this	Quarterly	Report that would require response to this item.

ITEM 3. DEFAULTS UPON SENIOR SECURITIES

No events occurred during the quarter covered by this	Quarterly	Report that would require response to this item.

ITEM 4. OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of security	holders	during the quarter covered by this Quarterly Report.

ITEM 5. OTHER INFORMATION

On August 30, 2004, the Company entered into an Agreement and Plan of Reorganization with VOS Systems, Inc., ("VOS") a San Diego, California based company that specializes in voice activated electronic controls. The Agreement provides for the reorganization of VOS with the Company, with the Company adopting the name VOS Systems, Inc. In connection with the Agreement, the Company would acquire all of the issued and outstanding common shares of VOS in exchange for approximately 36,050,000 shares of the Company's common stock. At the closing of the Agreement, current shareholder of VOS would own approximately 85% of the outstanding common stock of the Company, resulting in a change in control. The Agreement had not closed as of September 30, 2004.

10

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

31.1 Certification of Chief Executive Officer and Principal Accounting Officer pursuant to
Rule 13a-14(a), as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

32.1 Certification of Chief Executive Officer and Principal Accounting Officer pursuant to
18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunder duly authorized.

1st NET TECHNOLOGIES, INC.

By: /s/ James H. Watson, Jr.

James H. Watson, Jr.
Principal Executive Officer and Principal
Accounting Officer of the Registrant

Dated: November 3, 2004

11